Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Exhibit 10.4

AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING: N/A

PAGE 1 OF PAGES 45

2. CONTRACT (Proc. Inst. Indent.) NO.: HHSO100201000034c

3. EFFECTIVE DATE: See Block 20C.

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: OS41620

5. ISSUED BY CODE N/A

HHS/OS/ASPR/BARDA
330 INDEPENDENCE AVE S.W., RMG640
WASHINGTON, D.C. 20201

6. ADMINISTERED BY (If other than Item 6) CODE N/A

See Block 5.

7. NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and ZIP Code)

Emergent BioDefense Operations Lansing
3500 N. Martin Luther King, Jr. Blvd.
Lansing, MI 48906
DUNS#026489018

FACILITY CODE N/A

8. DELIVERY: See Section F.2.

9. DISCOUNT FOR PROMPT PAYMENT: N/A

10. SUBMIT INVOICES ADDRESS SHOWN IN: ITEM See Section G.

11. SHIP TO/MARK FOR CODE N/A

See Block 5.

12. PAYMENT WILL BE MADE BY CODE N/A

See Block 5.

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION

☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA

Appropriate; Object Class: 25329
CAN#1990087 FY 2010 $54,586,376

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
See Section B.					$

15G. TOTAL AMOUNT OF CONTRACT $54,586,376

16. TABLE OF CONTENTS

(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
		PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES	
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	34
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	2			PART III – LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.	
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	8	☒	J	LIST OF ATTACHMENTS	40
☒	D	PACKAGING AND MARKING	13			PART IV – REPRESENTATIONS AND INSTRUCTIONS	
☒	E	INSPECTION AND ACCEPTANCE	13	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERERS	41
☒	F	DELIVERIES OR PERFORMANCE	14				
☒	G	CONTRACT ADMINISTRATION DATA	16	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS	N/A
☒	H	SPECIAL CONTRACT REQUIREMENTS	22	☐	M	EVALUATION FACTORS FOR AWARD	N/A

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR'S NEGOTIATED AGREEMENT *(Contractor is required to sign this document and return 2 copies to issuing office.)* Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. *(Attachments are listed herein.)*

18. ☐ AWARD *(Contractor is not required to sign this document.)* Your offer on Solicitation Number ____________________, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual documentation is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print): Daniel J. Abdun-Nabi, Vice President

20A. NAME OF CONTRACTING OFFICER: Ethan J. Mueller

19B. Emergent BioDefense Operations Lansing
/s/ Daniel J. Abdun-Nabi
(Signature of person authorized to sign)

19C. DATE SIGNED: 7/13/10

20B. UNITED STATES OF AMERICA
BY /s/ Ethan J. Mueller
(Signature of Contracting Officer)

20C. DATE SIGNED: 7/13/10

NSN 7540-01-152-8069
PREVIOUS EDITION USABLE

26-107
Computer Generated

STANDARD FORM 26 (REV. 4-85)
Prescribed by GSA. FAR (48 CFR) 53.214(a)

PART I -  THE SCHEDULE

SECTION B  - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The purpose of the contract is the development and FDA licensure of a large-scale manufacturing process for BioThrax®.

ARTICLE B.2.   ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base period of performance contract is $[**].

b.
The total fixed fee for the base period of performance contract is $[**].  The fixed fee shall be paid in accordance with and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1 of this contract.  Payment of fixed fee shall not be made in less than monthly increments.

c.	The total amount of the contract, represented by the sum of the total estimated cost plus fixed fee is $54,586,376.

d.	It is estimated that the amount currently allotted will cover performance of the contract through July 18, 2012.

CONTRACT LINE ITEM NUMBERS (CLINs)

BASE PERIOD

CLIN	PERIOD OF PERFORM.	SUPPLIES/SERVICES	TOTAL ESTIMATED COST	FIXED FEE	TOTAL ESTIMATED COST PLUS FIXED
0001	7/19/2010-7/18/2012	[**]	[**]	[**]	$54,586,376
ARTICLE B.3. OPTION PRICES

a.
Unless the Government exercises its option pursuant to the option clause referenced in ARTICLE I.1., the contract consists only of the Base Period specified in the Statement of Work as defined in SECTIONS C and F, for the price set forth in ARTICLE B.2. of the contract.

b.
Pursuant to H.  13.  EXERCISE OF OPTIONS and Option for Increased Quantity (FAR Clause 52.217-7) the Government may, by unilateral contract modification, require the Contractor to perform the Option(s) specified in the Statement of Work as defined in SECTIONS C and F of this contract.  If the Government exercises this/these option(s), notice must be given before the expiration date of the contract.  Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION H of this contract.  The estimated cost of the contract will be increased as set forth below:

CONTRACT OPTION PERIODS

Option Period 1 (CLIN 0003)
Option Period 2 (CLIN 0004)
Option Period 3 (CLIN 0005)
Option to Conduct Feasibility Studies for Long-Term Storage of Frozen Bulk Drug Substance Year 1 (CLIN 0006)
Option to Conduct Feasibility Studies for Long-Term Storage of Frozen Bulk Drug Substance Year 2 (CLIN 0007)
Option to Conduct Feasibility Studies for Long-Term Storage of Frozen Bulk Drug Substance Year 3 (CLIN 0008)

OPTION CLIN	PERIOD OF PERFORM.	SUPPLIES/SERVICES	TOTAL ESTIMATED COST	FIXED FEE	TOTAL ESTIMATED COST PLUS FIXED
0002		RESERVED.
0003	7/19/2012- 7/18/2013	[**]	[**]	[**]	$25,981,420
0004	7/19/2013-7/18/2014	[**]	[**]	[**]	$13,461,557
0005	7/19/2014-7/18/2015	[**]	[**]	[**]	$10,847,991
0006	10/1/2011- 9/30/2012	[**]	[**]	[**]	$1,302,527
0007	10/1/2012- 9/30/2013	[**]	[**]	[**]	$622,257
0008	10/1/2013- 9/30/2014	[**]	[**]	[**]	$62,219

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable

Notwithstanding the clause, ALLOWABLE COST AND PAYMENT, incorporated in the contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1. Acquisition, by purchase or lease, of any interest in real property;

2. Special rearrangement or alteration of facilities;

3. Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value.  (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4. Travel to attend general scientific meetings;

5. Foreign travel - See subparagraph b below;

6. Consultant costs;

7. Subcontracts;

8. Research patient care costs − See Attachment 1;

9. Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property, see Article G.10), regardless of acquisition value.

10. Printing Costs (as defined in the Government Printing and Binding Regulations).

11. Light Refreshment and Meal Expenditures.  Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Project Officer, with a copy to the Contracting Officer, at least six (6) weeks in advance of the event.  The request shall contain the following information:  (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs; and (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals.  It is unlikely that BARDA will approve these requests since circumstances are very limited under which appropriated funds can be used for these costs.

b.	Travel Costs

1. Domestic Travel

a.
Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $30,000 during the base period (7/19/2010-7/18/2012) without the prior written approval of the Contracting Officer.

b.
Subject to the annual dollar limitation specified under B.4.b.l.a. above the Contractor shall invoice and be reimbursed for all travel costs in accordance with FAR Subpart 31.2 contracts with Commercial Organizations and FAR § 31.205-46 Travel Costs

2. Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following:  (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of AMCG contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.5.  ADVANCE UNDERSTANDINGS

a.	Man-in-Plant

With 7 days advance notice to the Contractor via in writing from the Contracting Officer, the Government may place a man-in-plant in the Contractor’s facility and shall be subject to the Contractor’s polices and procedures as well as security and facility access procedures at all times while in the Contractor’s facility.  The man-in-plant is restricted to observing, verifying, and surveying the Contractor’s performance under the contract.

b.	Security Plan

The Contractor agrees to provide an updated Security Plan, if requested by the Contracting Officer, and within fifteen (15) working days after receipt of the request.

The Contractor agrees to provide data generated from this contract to the Contracting Officer upon request either in the form of an email attachment or via delivery to a secured Government eRoom.

c.	Subcontracts and Consultants

Award of any subcontract or consulting agreement shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

d.	Site Visits and Inspections

At the discretion of the U.S. Government and independent of activities conducted by the Contractor, within ten (10) business days notice to the Contractor via written notification from the Contracting Officer, the U.S. Government reserves the right to conduct site visits and inspections on an as needed basis, including collection of samples limited to [**] vials of Final Drug Product and samples of key intermediates held at the Contractor’s or Subcontractor’s site, provided that the Government’s collection of such samples should not frustrate the Contractor’s ability to perform under the contract.

e.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

a.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

b.	Fringe Benefits - Cite rate and amount

c.	Overhead - Cite rate and amount

d.	Materials & Supplies - Include detailed breakdown when total amount is over $1,000.

e.	Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

f.	Consultant Fees - Identify individuals and amounts.

g.	Subcontracts - Attach sub-Contractor invoice(s).

h.	Equipment - Cite authorization and amount.

i.	G&A - Cite rate and amount.

j.	Total Cost

k.	Fixed Fee

l.	Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

f.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of any information/data of a sensitive nature that is generated by the Government during the performance of the contract.  The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of information/data that is sensitive in nature, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer.  Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.  (See also HHSAR clause 352.224-70).

Notwithstanding the foregoing, such information/data shall not be deemed of a sensitive nature with respect to the Contractor for purposes of this contract if such information/data:  (a) was already known to the Contractor; (b) was generally available or known, or was otherwise part of the public domain, at the time of its disclosure to the Contractor; (c) became generally available or known, or otherwise became part of the public domain, after its disclosure to, or, with respect to the information/data by, the Contractor through no fault of the Contractor; (d) was disclosed to the Contractor, other than under an obligation of confidentiality or non-use, by a third party who had no obligation to the Government that controls such information/data not to disclose such information/data to others; or (e) was independently discovered or developed by the Contractor, as evidenced by its written records, without the use of information/data belonging to the Government.

Contractor may disclose information/data of a sensitive nature provided by the Government to the extent that such disclosure is:  (a) made in response to a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial or local governmental or regulatory body of competent jurisdiction; provided, however, that the Contractor shall first have given notice to the Government and give the Government a reasonable opportunity to quash such order and to obtain a protective order requiring that the information/data of a sensitive nature that is the subject of such order be held in confidence by such court or agency or, if disclosed, be used only for the purposes for which the order was issued; and provided further that if a disclosure order is not quashed or a protective order is not obtained, the information/data disclosed in response to such court or governmental order shall be limited to that information which is legally required to be disclosed in response to such court or governmental order; (b) otherwise required by law, in the opinion of legal counsel to the Contractor as expressed in an opinion letter in form and substance reasonably satisfactory to the Government, which shall be provided to the Government at least two (2) business days prior to the Contractor’s disclosure of the information/data; or (c) made by the Contractor to the Regulatory Authorities as required in connection with any filing, application or request for Regulatory Approval; provided, however, that reasonable measures shall be taken to assure confidential treatment of such information/data.

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated 5 May 2010 set forth in SECTION J-List of Attachments, attached hereto and made a part of the contract.

ARTICLE C.2.  REPORTING REQUIREMENTS

Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract and in SECTION J-List of Attachments, attached hereto and made a part of the contract.

1.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period shall consist of each calendar month.

The Contractor shall submit a Monthly Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

SECTION I-An introduction covering the purpose and scope of the contract effort;

SECTION II-PROGRESS

SECTION II Part A:  OVERALL PROGRESS-A description of overall progress;

SECTION II Part B:  MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period.  Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);

SECTION II Part C:  TECHNICAL PROGRESS-For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget.  The report shall be in sufficient detail to explain comprehensively the results achieved.  The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract.  The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

SECTION II Part D; PROPOSED WORK-A summary of work proposed for the next reporting period and preprints/reprints of papers and abstracts.

A Monthly Progress Report will not be required in the same month that the Quarterly or Annual Technical Progress Report is submitted.

2.	Quarterly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full quarter of performance plus any fractional part of the initial quarter.  Thereafter, the reporting period shall consist of each calendar quarter.

The Contractor shall submit a Quarterly Progress Report on or before the 15th calendar day following the last day of each reporting period and shall include the following:

A cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

SECTION I-An introduction covering the purpose and scope of the contract effort;

SECTION II-PROGRESS

SECTION II Part A:  OVERALL PROGRESS-A description of overall progress;

SECTION II Part B:  MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period.  Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance);

SECTION II Part C:  TECHNICAL PROGRESS-For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort and budget.  The report shall be in sufficient detail to explain comprehensively the results achieved.  The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract.  The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned; preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

SECTION II Part D; PROPOSED WORK- A summary of work proposed for the next reporting period; and preprints/reprints of papers, abstracts and a current GANTT chart.  A Quarterly Progress Report will not be required in the same month that the Annual Progress Report is submitted.

3.	Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered.  An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due.  Monthly and Quarterly Progress Reports shall not be submitted in the same month when an Annual Progress Report is due.

The first Annual Progress Report shall be due on or before the 15th Calendar day following the last day of the reporting period.  Each Annual Progress Report shall include:

a)           A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

b)           SECTION I:  EXECUTIVE SUMMARY - A brief overview of the work completed, and the major accomplishments achieved during the reporting period;

c)           SECTION II:  PROGRESS

i)           SECTION II Part A:  OVERALL PROGRESS-A description of overall progress;

ii)           SECTION II Part B:  MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period.  Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance; regulatory compliance audits);

iii)           SECTION II Part C:  TECHNICAL PROGRESS-A detailed description of the work performed structured to follow the activities and decision gates outlined in the approved Strategic Staged Product Development Plan.  The Report should include a description of any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved;

iv)           SECTION II Part D; PROPOSED WORK-A summary of work proposed for the next year period.

a)           Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

b)           A summary of any inventions developed during the course of the contract.  (See also FAR Clause 52.227-11)

4.	Draft Final Technical Progress Report and Final Technical Progress Report

These reports are to include a summation of the work performed and results obtained for the entire contract period of performance.  This report shall be in sufficient detail to describe comprehensively the results achieved.  The Draft Final Report and Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract.  An Annual Technical Progress Report will not be required for the period when the Final Technical Progress Report is due.  The Draft Final Technical Progress Report shall be submitted one hundred twenty (120) calendar days before completion date of the contract and the Final Technical Progress Report shall be submitted on or before the completion date of the contract.  The report shall conform to the following format:

(a)           Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address and submission date;

 (b)           SECTION I: EXECUTIVE SUMMARY-Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

 (c)           SECTION II: RESULTS-A detailed description of the work performed, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

Draft Final Technical Progress Report:  The Contractor is required to submit the Draft Final Technical Progress Report to the Contracting Officer’s Technical Representative and Contracting Officer.  This report is due 120 calendar days before the completion date of the contract.  The Contracting Officer’s Technical Representative and Contracting Officer will review the Draft Final Technical Progress Report and provide the Contractor with comments within 45 calendar days after receipt.

Final Technical Progress Report:  The Contractor will deliver the final version of the Final Technical Progress Report on or before the completion date of the contract.  The final version shall include or address the Contracting Officer’s Technical Representative comments and Contracting Officer comments on the draft report.

5.	Summary of Salient Results

The Contractor shall submit, with the Final Technical Progress Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

6.	Other Technical Progress Reports

 a.           Draft Report for Clinical and Non-Clinical Studies and Final Report for Clinical and Non-Clinical Studies

• The non-clinical and clinical trial reports shall follow the format of International Conference on Harmonization document ICH E3 “Guidelines on Structure and Content of Clinical Study Reports” (http://www.pharmacontract.ch/support/su_ich_liste.htm).

• Draft Final Report for Clinical and Non-Clinical Studies will be submitted to the Contracting Officer’s Technical Representative and Contracting Officer (CO) for review and comment no later than 15 working days after completion of analysis of study data.

• The Contracting Officer shall provide written comments within 30 working days after the submission of the Draft Final Report for Clinical and Non-Clinical Studies.

• The comprehensive Final Report for Clinical and Non-Clinical Studies will be submitted to the Contracting Officer and the Contracting Officer’s Technical Representative within 30 calendar days after receiving comments on the Draft Final Report for Clinical and Non-Clinical Studies from the Contracting Officer.  The final version shall include or address the Contracting Officer’s Technical Representative comments and Contracting Officer comments on the draft report

b.           Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, or GCP guidelines, as it relates to performance under this contract where the results will adversely impact contract performance, the Contractor shall provide the Contracting Officer’s Technical Representative and the Contracting Officer with copies of the audit report and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

c.           Clinical Trial Protocols

BARDA has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in BARDA-funded clinical trials.  Therefore, as described in the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractor shall develop a protocol for each clinical trial and submit all protocols and protocol amendments for approval by the BARDA Contracting Officer’s Technical Representative.  Important information regarding performing human subjects research is available at http://www3.nia.id.nih.gov/healthscience/clinicalstudies/.

Any updates to technical reports are to be addressed in the Monthly, Quarterly and Annual Progress Reports.  The Contractor shall advise the Contracting Officer’s Technical Representative or designee in writing and via electronic communication in a timely manner of any issues potentially affecting contract performance.

7.	Other Reports/Deliverables

a.           Copies of FDA Correspondence and Meeting Summaries

1.           For any formal meeting with the FDA, the Contractor shall forward initial draft minutes and subsequently final meeting minutes within thirty (30) calendar days of receipt from the FDA to the BARDA Contracting Officer’s Technical Representative.

2.           The Contractor shall forward the final draft minutes of any informal meeting with the FDA to BARDA.

3.           The Contractor shall forward the dates and times of any meeting with the FDA to BARDA at least 30 days prior to the meeting and make arrangements for appropriate BARDA staff to attend FDA meetings.

4.           The Contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to the FDA.  The Contractor shall provide BARDA with five (5) business days in which to review and provide comments back to the Contractor.

b.           Technology Transfer

Animal Models and other technology packages developed under the contract that include complete protocols and critical reagents for animal models developed and/or improved with contract funding must be submitted at the request of the BARDA Contracting Officer’s Technical Representative.  See FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

c.           Institutional Biosafety Approval

The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments at the request of the BARDA Contracting Officer’s Technical Representative.

d.           Data

The Contractor shall provide raw data or specific analysis of data generated with contract funding at the request of the BARDA Contracting Officer’s Technical Representative.  See FAR clause 52.227-14 (Rights in Data-General).

e.           Meeting Minutes

The Contractor shall provide an electronic copy of conference call meeting minutes/summaries to the BARDA Contracting Officer’s Technical Representative and Contracting Officer within seven (7) calendar days after the conference call is held.

f.           Audits/Site Visits

BARDA/AMCG Audits

The United States Government (USG) reserves the right to conduct an audit of the Contractor with five (5) business days notice.  The USG reserves the right to accompany the Contractor on routine and for-cause site-visits/audits of subcontractors.  At the discretion of the USG and independent of testing conducted by the Contractor, BARDA reserves the right to conduct site visits/audits.

ARTICLE C.3. SUBJECT INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 2207, MSC 7987, Bethesda, Maryland 20892-7987 (Telephone: 301-435-1986).  In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer.  The final invention statement (see FAR 27.303 (b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.  See also FAR clause 52.227-11 (Patent Rights-Ownership by the Contractor).

Reports and documentation submitted to the Contracting Officer shall be sent to the following address:

Contracting Officer
Ethan J. Mueller
Office of Acquisitions Management, Contracts, and Grants (AMCG)
330 Independence Avenue, S.W.
Room G640
Washington, D.C.  20201

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, “Interagency Edison,” an electronic invention reporting system has been developed.  Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork.  Access to the system is through a secure interactive Web site to ensure that all information submitted is protected.  Interagency Edison and information relating to the capabilities of the system can be obtained from the Web ( http://www.iedisop.gov ), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

ARTICLE C.4. TWICE MONTHLY CONFERENCE CALLS

A conference call between the Contracting Officer’s Technical Representative and the principal investigator shall occur bi-monthly or as directed by the Contracting Officer’s Technical Representative.  During this call the principal investigator will discuss the activities during the reporting period, any problems that have arisen and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period shall consist of each calendar month.  The principal investigator may choose to include other key personnel on the conference call to give detailed updates on specific projects or this may be requested by the Contracting Officer’s Technical Representative.

ARTICLE C.5. PROJECT MEETINGS

The Contractor shall participate in Project Meetings to coordinate the performance of the contract, as requested by the Contracting Officer’s Technical Representative.  These meetings may include face-to-face meetings with BARDA/AMCG in Washington, D.C.  and at work sites of the Contractor and its subcontractors.  Such meetings may include, but are not limited to, meetings of the Contractor (and subcontractors invited by the Contractor) to discuss study designs, site visits to the Contractor’s and subcontractor’s facilities, and meetings with the Contractor and HHS officials to discuss the technical, regulatory, and ethical aspects of the program.  The Contractor must provide data, reports, and presentations to groups of outside experts and USG personnel as required by the Contracting Officer’s Technical Representative in order to facilitate review of contract activities.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications.  At a minimum, all deliverables shall be marked with the contract number and Contractor name.  The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Report Deliverables

Unless otherwise specified by the Contracting Officer, delivery of reports to be furnished to the Government under this contract (including invoices), shall be addressed as follows:

Dr. Eric Espeland, Contracting Officer’s Technical Representative (COTR)
DHHS/OS/ASPR/BARDA
330 Independence Avenue, S.W.
Room 640G
Washington, D.C.  20201
E-mail:  Eric.Espeland@hhs.gov

Francine L. Hemphill, Contracting Specialist
DHHS/OS/ASPR/AMCG
330 Independence Avenue, S.W.
Room 640G
Washington, D.C.  2020
E-mail:  Francine.Hemphill@hhs.gov

SECTION E  - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided under this contract.

b.	For the purpose of this SECTION, the designated Contracting Officer’s Technical Representative (COTR) is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at:

Biomedical Advanced Research and Development Authority

Office of the Assistant Secretary for Preparedness and Response

U.S. Department of Health and Human Services

330 Independence Avenue, S.W., Room G644

Washington, D.C. 20201

d.	The contract incorporates the following clause by reference with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-8, Inspection of Research and Development - Cost-Reimbursement (May 2001).  (Note: Work is deemed acceptable 90 days after delivery.)

SECTION F  - DELIVERIES OR PERFORMANCE

Deliveries and performance under these Contract Line Item Numbers (CLINs) and Option CLINs shall be as follows:

ARTICLE F.1.  PERIOD OF PERFORMANCE

a.	Under CLIN 0001, the base period of performance of this contract shall be from 7/19/2010-7/18/2012.

b.	If the Government exercises its options pursuant to the OPTION CLAUSE Article in Section H of the contract, the period of performance will be increased as listed below:

OPTION CLIN	PERIOD OF PERFORM.	SUPPLIES/SERVICES
0002		RESERVED.
0003	[**]	[**]
0004	[**]	[**]
0005	[**]	[**]
0006	[**]	[**]
0007	[**]	[**]
0008	[**]	[**]
ARTICLE F.2. REPORTING REQUIREMENTS AND DELIVERABLES

Successful performance of the final contract shall be deemed to occur upon performance of the work set forth in the Statement of Work dated 5 May 2010 set forth in SECTION J-List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract and the Statement of Work dated 5 May 2010 set forth in SECTION J-List of Attachments will be required to be delivered F.O.B.  Destination as set forth in FAR 52.247-35, F.O.B.  DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

1.           Other Contract Deliverables

Item	Deliverable	Quantity	Due Date
1.	Risk Management Plan	1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy - Contracting Officer (CO) 1 Hard Copy - CO	Quarterly on the 15th day of the month due or as Determined by the Project Officer.

2.           WBS Milestones/Deliverables and Technical Deliverables as contained in the Statement of Work dated 5 May 2010 set forth in SECTION J-List of Attachments.

The above items shall be addressed and delivered to:

Contracting Officer’s address:	AMCG 330 Independence Avenue, S.W. Room G640 Washington, D.C. 20201 E-mail: Ethan.Mueller@hhs.gov
Contracting Officer’s Technical Representative’s address:	BARDA 330 Independence Avenue, S.W. Room G644 Washington, D.C. 20201 E-mail: Eric.EspelandAhhs,gov
ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

The contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text.  Upon request, the Contracting Officer will make its full text available.  Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. CONTRACTING OFFICER

The following Contracting Officer will represent the Government for the purpose of this contract:

Ethan J. Mueller, Contracting Officer

DHHS/OS/ASPR/AMCG

330 Independence Avenue, S.W.

Room 640G

Washington, D.C.  2020

E-mail:  Ethan.Mueller@hhs.gov

1)
The Contracting Officer is the only individual who can legally commit the Government to the expenditure of public funds.  No person other than the Contracting Officer can make any changes to the terms, conditions, general provisions, or other stipulations of this contract.

2)
The Contracting Officer is the only person with the authority to act as agent of the Government under this contract.  Only the Contracting Officer has authority to (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimburse to the Contractor of any costs incurred during the performance of this contract; (5) otherwise change any terms and conditions of this contract.

3)
No information other than that which may be contained in an authorized modification to this contract, duly issued by the Contracting Officer, which may be received from any person employed by the US Government, other otherwise, shall be considered grounds for deviation from any stipulation of this contract.

4)	The Government may unilaterally change its COTR designation.

ARTICLE G.2. CONTRACTING OFFICER’S TECHNICAL REPRESENTATIVE (COTR)

The following COTR will represent the Government for the purpose of this contract:

1.           Dr. Eric Espeland, COTR

DHHS/OS/ASPR/BARDA

330 Independence Avenue, S.W.

Room 640G

Washington, D.C.  20201

E-mail:  Eric.Espeland@hhs.gov

The COTR is responsible for: (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

ARTICLE G.3. KEY PERSONNEL

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	B55 SCALE-UP ROLE
1	[**]	EBOL	Program Manager
2	[**]	EBOL	Vice President Quality Assurance
3	[**]	EBSI	Senior Director Regulatory Affairs
4	[**]	EBSI	Non-Clinical Development Lead
5	[**]	EBSI	Senior Director Clinical Development
6	[**]	EBOL	Manufacturing Development Lead

The key personnel specified in this contract are considered to be essential to work performance.  At least 30 business days prior to diverting any of the specified individuals to other programs or contracts, including an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract.  The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.  The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

ARTICLE G.4. CONTRACT FINANCIAL REPORT

a.           Financial reports on the attached Financial Report of Individual Project/Contract shall be submitted by the Contractor in accordance with the instructions for completing this form, which accompany the form, in an original and two copies, not later than the 30th business day after the close of the reporting period.  The line entries for subdivisions of work and elements of cost (expenditure categories) which shall be reported within the total contract are discussed in paragraph e., below.  Subsequent changes and/or additions in the line entries shall be made in writing.

b.           Unless otherwise stated in that part of the instructions for completing this form, entitled “PREPARATION INSTRUCTIONS ,” all columns A through J, shall be completed for each report submitted.

c.           The first financial report shall cover the period consisting of the first full three calendar months following the date of the contract, in addition to any fractional part of the initial month.  Thereafter, reports will be on a quarterly basis.

d.           The Contracting Officer may require the Contractor to submit detailed support for costs contained in one or more interim financial reports.  This clause does not supersede the record retention requirements in FAR Part 4.7.

e.           The listing of expenditure categories to be reported is incorporated within the Attachment entitled, “Financial Report of Individual Project/Contract,” located in SECTION J and made a part of this contract.

f.           The Government may unilaterally revise the “Financial Report of Individual Project/Contract” to reflect the allotment of additional funds.

ARTICLE G.5. INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

1)	The Contractor shall submit an electronic copy of monthly contract invoices/financial reports to the address shown below:

DHHS/OS/ASPR/AMCG

Attn: Francine L. Hemphill, Contract Specialist

330 Independence Ave., S.W.

Room G640

Washington, D.C.  20201

2)
Contractor invoices/financial reports shall conform to the form, format, and content requirements of the instructions for Invoice/Financing requests and Contract Financial Reporting made a part of the contract in Section J.

3)	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

4)
The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance.  Also refer to the requirements of the Limitation of Cost (FAR 52.232-20) clause in the contract.

5)	All invoice submissions shall be in accordance with FAR Clause 52.232-25 in Section I of this contract.

ARTICLE G.6. REIMBURSEMENT OF COST

1)
The Government shall reimburse the Contractor the cost determined by the Contracting Officer to be allowable (hereinafter referred to as allowable cost) in accordance with the clause entitled Allowable Cost and Payment in Section I, Contract Clauses, and FAR Subpart 31.2.  Examples of allowable costs include, but are not limited to, the following:

a)	All direct materials and supplies that are used in the performing of the work provided for under the contract, including those purchased for subcontracts and purchase orders.

b)	All direct labor, including supervisory, that is properly chargeable directly to the contract, plus fringe benefits.

c)	All other items of cost budgeted for and accepted in the negotiation of this basic contract or modifications thereto.

d)
Special expenditures which, upon request from the Contractor, the Contracting Officer approves as being an allowable cost under this contract, such as purchase or lease of office furniture or equipment, etc.

e)
All travel costs plus per diem or actual subsistence for personnel while in an actual travel status in direct performance of the work and services required under this contract.  These costs will be in accordance with the Contractor’s policy and subject to the following:

(i)
Air travel shall be by the most direct route using “air coach” or “air tourist” (less than first class) unless it is clearly unreasonable or impractical (e.g., not available for reasons other than avoidable delay in making reservations, would require circuitous routing or entail additional expense offsetting the savings on fare, or would not make necessary connections).

(ii)	Rail travel shall be by the most direct route, first class with lower berth or nearest equivalent.

(iii)
Costs incurred for lodging, meals, and incidental expenses shall be considered reasonable and allowable to the extent that they do not exceed on a daily basis the per diem rates set forth in the Federal Travel Regulation (FTR).

(iv)	Travel via privately owned automobile shall be reimbursed at not more than the current General Services Administration (GSA) FTR established mileage rate.

ARTICLE G.7. INDIRECT COST RATES

The following rates will be utilized for billing purposes during the base period.  Fringe benefits at [**]%, development overhead at [**]% applied to a base of sum of total direct labor plus fringe benefits, and G&A at [**]% applied to a modified base that excludes subcontracts and equipment.  The billing rates for each option period will be based on the incurred cost submission for the previous calendar year, subject to Government audit adjustments.  Final rate proposals must be sent to the Contractor’s cognizant audit agency, NIH Division of Financial Advisory Services, as well as a copy to the Contracting Officer, within 6 months subsequent to the fiscal year end.

ARTICLE G.8. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

1. Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR Subpart 42.15.  The final performance evaluation will be prepared at the time of completion of work.  In addition to the final evaluation, an interim evaluation shall be submitted June 29, 2012.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation.  The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement.  If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

2. Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment.  In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

ARTICLE G.9. CONTRACT COMMUNICATIONS/CORRESPONDENCE (JULY 1999)

The Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting the contract number from Page 1 of the contract.

ARTICLE G.10. GOVERNMENT PROPERTY

1.           In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract by reference.  This document can be accessed at:

http://www.hhs.gov/oamp/policies/contractors_guidefor_control_of^govproperty.pdf .

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract.

2.           Notwithstanding the provisions outlined in the HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated in this contract in paragraph a. above, the Contractor shall use the form entitled, “Report of Government Owned, Contractor Held Property” for submitting summary reports required under this contract, as directed by the Contracting Officer or his/her designee.  This form is included as an attachment in SECTION J of this contract.

3.           Title will vest in the Government for equipment purchased as a direct cost.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. PROTECTION OF HUMAN SUBJECTS, HHSAR 352.270-8(b) (January 2006)

(a)           The Contractor agrees that the rights and welfare of human subjects involved in research under this contract shall be protected in accordance with 45 CFR Part 46 and with the Contractor’s current Assurance of Compliance on file with the Office for Human Research Protections (OHRP), Office of Public Health and Science (OPHS).  The Contractor further agrees to provide certification at least annually that the Institutional Review Board has reviewed and approved the procedures, which involve human subjects in accordance with 45 CFR Part 46 and the Assurance of Compliance.

(b)           The Contractor shall bear full responsibility for the performance of all work and services involving the use of human subjects under this contract and shall ensure that work is conducted in a proper manner and as safely as is feasible.  The parties hereto agree that the Contractor retains the right to control and direct the performance of all work under this contract.  Nothing in this contract shall be deemed to constitute the Contractor or any subcontractor, agent or employee of the Contractor, or any other person, organization, institution, or group of any kind whatsoever, as the agent or employee of the Government.  The Contractor agrees that it has entered into this contract and will discharge its obligations, duties, and undertakings and the work pursuant thereto, whether requiring professional judgment or otherwise, as an independent contractor without imputing liability on the part of the Government for the acts of the Contractor or its employees.

(c)           If at any time during the performance of this contract, the Contracting Officer determines, in consultation with the OHRP, OPHS, ASH, that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) and (b) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance.  Notice of the suspension may be communicated by telephone and confirmed in writing.  If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OHRP, OPHS, ASH, terminate this contract in a whole or in part, and the Contractor’s name may be removed form the list of those contractors with approved Health and Human Services Human Subject Assurances.

ARTICLE H.2. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable Federal, State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects.  This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required.  The human subject certification can be met by submission of a self designated form provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

ARTICLE H.3. RESEARCH INVOLVING HUMAN FETAL TISSUE

All research involving human fetal tissue shall be conducted in accordance with the Public Health Service Act, 42 U.S.C. 289g-l and 289g-2.  Implementing regulations and guidance for conducting research on human fetal tissue may be found at 45 CFR 46, Subpart B and http://grantsl.nih.gov/grants/guide/notice-files/not93-235.html and any subsequent revisions to this NIH Guide to Grants and Contracts (“Guide”) Notice.

The Contractor shall make available, for audit by the Secretary, HHS, the physician statements and informed consents required by 42 USC 289g-l(b) and (c), or ensure HHS access to those records, if maintained by an entity other than the Contractor.

ARTICLE H.4. NEEDLE EXCHANGE

The Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.5. PRESS RELEASES

The Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.6. CARE OF LIVE VERTEBRATE ANIMALS, HHSAR 352.270-9(b) (January 2006)

(a)           Before undertaking performance of any contract involving animal related activities, the Contractor shall register with the Secretary of Agriculture of the United States in accordance with 7 U.S.C.  2136 and 9 CFR 2.25 through 2.28.  The Contractor shall furnish evidence of the registration to the Contracting Officer.

(b)           The Contractor shall acquire vertebrate animals used in research from a dealer licensed by the Secretary of Agriculture under 7 U.S.C.  2133 and 9 CFR 2.1 through 2.11, or from a source that is exempt from licensing under those sections.

(c)           The Contractor agrees that the care and use of any live vertebrate animals used or intended for use in the performance of this contract will conform with the PHS Policy on Humane Care of Use of Laboratory Animals, the current Animal Welfare Assurance, the Guide for the Care and Use of Laboratory Animals prepared by the Institute of Laboratory Animal Resources and the pertinent laws and regulations of the United States Department of Agriculture ( see 7 U.S.C.  2131 et seq. and 9 CFR Subchapter A, Parts 1 - 4).  In case of conflict between standards, the more stringent standard shall be used.

(d)           If at any time during performance of this contract, the Contracting Officer determines, in consultation with the Office of Laboratory Animal Welfare (OLAW), National Institutes of Health (NIH), that the Contractor is not in compliance with any of the requirements and/or standards stated in paragraphs (a) through (c) above, the Contracting Officer may immediately suspend, in whole or in part, work and further payments under this contract until the Contractor corrects the noncompliance.  Notice of the suspension may be communicated by telephone and confirmed in writing.  If the Contractor fails to complete corrective action within the period of time designated in the Contracting Officer’s written notice of suspension, the Contracting Officer may, in consultation with OLAW, NIH, terminate this contract in whole or in part, and the Contractor’s name may be removed from the list of those contractors with approved PFIS Animal Welfare  Assurances.

Note: The Contractor may request registration of its facility and a current listing of licensed dealers from the Regional Office of the Animal and Plant Health Inspection Service (APHIS), USDA, for the region in which its research facility is located.  The location of the appropriate APHIS Regional Office, as well as information concerning this program may be obtained by contacting the Animal Care Staff, USDA/APHIS, 4700 River Road, Riverdale, Maryland 20737.

(End of Clause)

ARTICLE H.7. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals.  This policy may be accessed at:

http ://grants 1.nih.gov/grants/olaw/references/phspol.htm .

ARTICLE H.8. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://wwwl.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.9. PUBLICATION AND PUBLICITY

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer Technical Representative.

In addition to the requirements set forth in HHSAR Clause 352.270-6, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the Biomedical Advanced Research and Development Authority whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Biomedical Advanced Research and Development Authority, Office of the Assistant Secretary for Preparedness and Response, Office of the Secretary, Department of Health and Human Services, under Contract No. ______________”

ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in BARDA funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline.  The toll free number is 1-800-HHS-TIPS (1-800-447-8477).  All telephone calls will be handled confidentially.  The e-mail address is  Htips@os.dlihs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C.  20026

ARTICLE H.11. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST

ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism.  It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws.  This clause must be included in all subcontracts issued under this contract.

ARTICLE H.12. CONFLICT OF INTEREST

The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information.  Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identify to the Contracting Officer any actual or potential conflict of interest the firm may have.  In emergency situations, however, work may begin but notification shall be made within five (5) working days.  The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer.  This disclosure shall include a description of actions, which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest.  The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken.  Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest.  If the Contractor was aware of a potential organizational conflict of interest prior to award or discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.

ARTICLE H.13. EXERCISE OF OPTIONS

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Article I.I, the contract will consist only of CLIN 0001 of the Statement of Work, Deliverables and Requirements as defined in Sections C, F and J of the contract.  Pursuant to FAR Clause 52.217-7 (Option for Increased Quantity) set forth in Section I of this contract, under Article I.I., the Government may, by unilateral contract modification, require the Contractor to perform any of the additional CLIN’s listed in Section B, Article B.3., and as also defined in Sections C, F and J of this contract.  If the Government exercises an option, notice must be given at least 60 days prior to the expiration date of this contract.  The amount of the contract will then be increased as set forth in Section B, Article B.3

ARTICLE H.14. PROHIBITION ON THE USE OF APPROPRIATED FUNDS FOR LOBBYING ACTIVITIES AND HHSAR 352.270-10 ANTI-LOBBYING (Jan 2006)

The Contractor is hereby notified of the restrictions on the use of Department of Health and Human Service’s funding for lobbying of Federal, State and Local legislative bodies.

Section 1352 of Title 10, United Stated Code (Public Law 101-121, effective 12/23/89), among other things, prohibits a recipient (and their subcontractors) of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds (other than profits from a federal contract) to pay any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions; the awarding of any Federal contract; the making of any Federal grant; the making of any Federal loan; the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.  For additional information of prohibitions against lobbying activities, see FAR Subpart 3.8 and FAR Clause 52.203-12.

In addition, as set forth in HHSAR 352.270-10 “Anti-Lobbying” (January 2006), the current Department of Health and Human Services Appropriations Act provides that no part of any appropriation contained in this Act shall be used, other than for normal and recognized executive-legislative relationships, for publicity or propaganda purposes, for the preparation, distribution, or use of any kit, pamphlet, booklet, publication, radio, television, or video presentation designed to support, or defeat legislation pending before the Congress, or any State or Local legislature except in presentation to the Congress, or any State or Local legislative body itself.

The current Department of Health and Human Services Appropriations Act also provides that no part of any appropriation contained in this Act shall be used to pay the salary or expenses of any contract or grant recipient, or agent acting for such recipient, related to any activity designed to influence legislation or appropriations pending before the Congress, or any State or Local legislature.

ARTICLE H.15. PRIVACY ACT APPLICABILITY (Apr 2000)

1)
Notification is hereby given that the Contractor and its employees are subject to criminal penalties for violation of the Privacy Act to the same extent as employees of the Government.  The Contractor shall assure that each of its employees knows the prescribed rules of conduct and that each is aware that he or she can be subjected to criminal penalty for violation of the Act.  A copy of 45 CFR Part 5b, Privacy Act Regulations, may be obtained at http://www.gpoaccess.gov/cfr/index.html

2)	The Project Officer is hereby designated as the official who is responsible for monitoring contractor compliance with the Privacy Act.

3)
The Contractor shall follow the Privacy Act guidance as contained in the Privacy Act System of Records number 09-25-0200.  This document may be obtained at the following link:  http://oma.od.nih.gov/ms/privacy/pa-files/0200.htm

Note: Clinical trials cannot be initiated until the System Notice has been published and the Contracting Officer notifies the Contractor.

ARTICLE H.16.  LABORATORY LICENSE REQUIREMENTS (May 1998)

The Contractor shall comply with all applicable requirements of Section 353 of the Public Health Service Act (Clinical Laboratory Improvement Act as amended).  This requirement shall also be included in any subcontract for services under the contract.

ARTICLE H.17.  DISSEMINATION OF INFORMATION (May 1998)

No information related to data obtained under this contract shall be released or publicized without the prior written consent of the Contracting Officer.

ARTICLE H.18.  IDENTIFICATION AND DISPOSITION OF DATA

The Contractor will be required to provide certain data generated under this contract to the Department of Health and Human Services (DHHS).  DHHS reserves the right to review any other data determined by DHHS to be directly related to and/or generated under this contract.  The Contractor shall keep copies of all data required by the Food and Drug Administration (FDA) relevant to this contract for the time specified by the FDA.

ARTICLE H.19.   INFORMATION ON COMPLIANCE WITH ANIMAL CARE REQUIREMENTS

Registration with the U. S. Dept. of Agriculture (USD A) is required to use regulated species of animals for biomedical purposes.  USDA is responsible for the enforcement of the Animal Welfare Act (7 U.S.C. 2131 et. seq.), http://www.nal.usda.gov/awic/legislat/awa.htm.

The Public Health Service (PHS) Policy is administered by the Office of Laboratory Animal Welfare (OLAW) http://grants2.nih.gov/grants/olaw/olaw.htm.  An essential requirement of the PHS Policy http://grants2.mh.gov/grants/olaw/references/phspol.htm is that every institution using live vertebrate animals must obtain an approved assurance from OLAW before they can receive funding from any component of the U.S. Public Health Service.

The PHS Policy requires that Assured institutions base their programs of animal care and use on the Guide for the Care and Use of Laboratory Animals http://www.nap.edu/readingroom/books/labrats/ and that they comply with the regulations (9 CFR, Subchapter A) http://www.nal.usda.gov/awic/legislat/usdalegl.htm issued by the U.S. Department of Agriculture (USDA) under the Animal Welfare Act.  The Guide may differ from USDA regulations in some respects.  Compliance with the USDA regulations is an absolute requirement of this Policy.

The Association for Assessment and Accreditation of Laboratory Animal Care International (AAALAC) http://www.aaalac.org is a professional organization that inspects and evaluates programs of animal care for institutions at their request.  Those that meet the high standards are given the accredited status.  As of the 2002 revision of the PHS Policy, the only accrediting body recognized by PHS is the AAALAC.  While AAALAC Accreditation is not required to conduct biomedical research, it is highly desirable.  AAALAC uses the Guide as their primary evaluation tool.  They also use the Guide for the Care and Use of Agricultural Animals in Agricultural Research and Teaching.  It is published by the Federated of Animal Science Societies http://www.fass.org.

ARTICLE H.20.   REQUIREMENTS FOR ADEQUATE ASSURANCE OF PROTECTION OF VERTEBRATE ANIMAL SUBJECTS

The PHS Policy on Humane Care and Use of Laboratory Animals requires that applicant organizations proposing to use vertebrate animals file a written Animal Welfare Assurance with the Office for Laboratory Animal Welfare (OLAW), establishing appropriate policies and procedures to ensure the humane care and use of live vertebrate animals involved in research activities supported by the PHS.  The PHS Policy stipulates that an applicant organization, whether domestic or foreign, bears responsibility for the humane care and use of animals in PHS-supported research activities.  Also, the PHS policy defines “animal” as “any live, vertebrate animal used, or intended for use, in research, research training, experimentation, biological testing or for related purposes.”  This Policy implements and supplements the U.S. Government Principles for the Utilization and Care of Vertebrate Animals Used in Testing, Research, and Training, and requires that institutions use the Guide for the Care and Use of Laboratory Animals as a basis for developing and implementing an institutional animal care and use program.  This Policy does not affect applicable State or local laws or regulations that impose more stringent standards for the care and use of laboratory animals.  All institutions are required to comply, as applicable, with the Animal Welfare Act as amended (7 USC 2131 et.  seq.) and other Federal statutes and regulations relating to animals.  These documents are available from the Office of Laboratory Animal Welfare, National Institutes of Health, Bethesda, MD 20892, (301) 496-7163.  See http://grants.nih.gov/grants/olaw/olaw.htm.

No PHS supported work for research involving vertebrate animals will be conducted by an organization, unless that organization is operating in accordance with an approved Animal Welfare Assurance and provides verification that the Institutional Animal Care and Use Committee (IACUC) has reviewed and approved the proposed activity in accordance with the PHS policy.  Applications may be referred by the PHS back to the institution for further review in the case of apparent or potential violations of the PHS Policy.  No award to an individual will be made unless that individual is affiliated with an assured organization that accepts responsibility for compliance with the PHS Policy.  Foreign applicant organizations applying for PHS awards for activities involving vertebrate animals are required to comply with PHS Policy or provide evidence that acceptable standards for the humane care and use of animals will be met.  Foreign applicant organizations are not required to submit IACUC approval, but should provide information that is satisfactory to the Government to provide assurances for the humane care of such animals.

ARTICLE H.21.   APPROVAL OF REQUIRED ASSURANCE BY OLAW

Under governing regulations, federal funds which are administered by the Department of Health and Human Services, Office of Biomedical Advanced Research and Development Authority (BARDA) shall not be expended by the Contractor for research involving live vertebrate animals, nor shall live vertebrate animals be involved in research activities by the Contractor under this award unless a satisfactory assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 is submitted within 30 days of the date of this award and approved by the Office of Laboratory Animal Welfare (OLAW).  Each performance site (if any) must also assure compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28 with the following restriction: Only activities which do not directly involve live vertebrate animals (i.e. are clearly severable and independent from those activities that do involve live vertebrate animals) may be conducted by the Contractor or individual performance sites pending OLAW approval of their respective assurance of compliance with 7 U.S.C. 2316 and 9 CFR Sections 2.25-2.28.  Additional information regarding OLAW may be obtained via the Internet at http://grants2.nih.gov/grants/olaw/references/phspol.htm.

ARTICLE H.22.   REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73.  No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.eov/od/sap/docs/42cfr73.pdf) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents.  The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73.  The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73.  When requested by the contracting officer, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents.  This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies.  For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http ://www.cdc.gov/od/sap/.

ARTICLE H.23.   EPA ENERGY STAR REQUIREMENTS

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are purchased using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels.  The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models.  If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment.  In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.

ARTICLE H.24.   ACKNOWLEDGMENT OF FEDERAL FUNDING

A.
Section 507 of P.L. 104-208 mandates that Contractors funded with Federal dollars, in whole or in part, acknowledge Federal funding when issuing statements, press releases, requests for proposals, bid solicitations and other documents.  Contractors are required to state (1) the percentage and dollar amounts of the total program or project costs financed with Federal money, and (2) the percentage and dollar amount of the total costs financed by nongovernmental sources.

This requirement is in addition to the continuing requirement to provide an acknowledgment of support and disclaimer on any publication reporting the results of a contract funded activity.

B.	Publication and Publicity

Publications: Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted for BARD A Project Officer review no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstracts before submission for public presentation or publication.  Contract support shall be acknowledged in all such publications.  A “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information.

The Contractor shall acknowledge the support of the Department of Health and Human Service, Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the Office of the Assistant Secretary for Preparedness and Response, Biomedical Advanced Research and Development Authority, under Contract No. HHSO100201000034C.”

C.           Press Releases

a.
Pursuant to Section 508 of Public Law 105-78, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

b.
The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.  Misrepresenting contract results or releasing information that is injurious to the integrity of BARDA may be construed as improper conduct.  Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications.  The Contractor shall ensure that the Project Officer has received an advance copy of any press release related to this contract not less than four (4) working days prior to the issuance of the press release.

ARTICLE H.25.   MANUFACTURING STANDARDS

The Good Manufacturing Practice Regulations (GMP)(21 CFR Parts 210-211) and regulations pertaining to biological products (21 CFR Part 600) and regulations pertaining to diagnostic products (21 CFR Part 860) will be the standard to be applied for manufacturing, processing, packaging, storage and delivery of this product.

If at any time during the life of the contract, the Contractor fails to comply with GMP in the manufacturing, processing, packaging, storage, stability and other testing of the manufactured drug substance or product and delivery of this product and such failure results in a material adverse effect on the safety, purity or potency of the product (a material failure) as identified by the FDA, the Contractor shall have thirty (30) calendar days from the time such material failure is identified to cure such material failure.  If, within the thirty (30) calendar day period, the Contractor fails to take such an action to the satisfaction of the USG Project Officer, or fails to provide a remediation plan that is acceptable to the Project Officer, then the contract may be terminated.

ARTICLE H.26.   EXPORT CONTROL NOTIFICATION

Offerors are responsible for ensuring compliance with all export control laws and regulations that maybe applicable to the export of and foreign access to their proposed technologies.  Offerors may consult with the Department of State with any questions regarding the International Traffic in Arms Regulation (ITAR) (22 CRF Parts 120-130) and /or the Department of Commerce regarding the Export Administration Regulations (15 CRF Parts 730-774).

ARTICLE H.27.   SUBCONTRACTING PROVISIONS

a.	Small Business Subcontracting Plan

1. The Small Business Subcontracting Plan, dated 5 May 2010 is attached hereto and made a part of this contract.

2. The failure of any Contractor or subcontractor to comply in good faith with FAR Clause 52.219-8, entitled “Utilization of Small Business Concerns” incorporated in this contract and the attached Subcontracting Plan, will be a material breach of such contract or subcontract and subject to the remedies reserved to the Government under FAR Clause 52.219-16 entitled, “Liquidated Damages- Subcontracting Plan.”

b.	Subcontracting Reports

The Contractor shall submit the following Subcontracting reports electronically via the “electronic Subcontracting Reporting System (eSRS) at http://www.esrs.gov .

a.           Individual Subcontract Reports (ISR)

Regardless of the effective date of this contract, the Report shall be due on the following dates for the entire life of this contract:

October 30th

April 30th

Expiration Date of Contract

b.           Summary Subcontract Report (SSR)

Regardless of the effective date of this contract, the Summary Subcontract Report shall be submitted annually on the following date for the entire life of this contract:

April 30th

For both the Individual and Summary Subcontract Reports, the Contract Specialist shall be included as a contact for notification purposes at the following e-mail address:

Francine L. Hemphill, Contracting Specialist

DHHS/OS/ASPR/BARDA

E-mail: Francine.Hemphill@hhs.gov

ARTICLE H.28.   INSTITUTIONAL  RESPONSIBILITY  REGARDING  CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under BARDA contracts) will not be biased by any conflicting financial interest.  For the purposes of this part relating to financial interests, “Investigator” includes the Investigator’s spouse and dependent children.  45 CFR Part 94 is available at the following Web site:

htlp://ecfr.gpoaccess.gov/cgi/ I/text/ texl-idx?c=ecfr;sid=9fl30b6d2d48bb73803ca91ce943be3a:rgn-div5;view=text:node=45%3A1.0.1.1,53;idno=45;cc =ecfr

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a.           Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations.  The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b.           Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in BARDA-funded research.  Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict.  A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the BARDA-funded research.  The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate.  Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c.           Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d.           Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e.           Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer the existence of the conflicting interest found.  This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the BARDA-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken.  The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in BARDA-funded research including a review of all records pertinent to compliance with 45 CFR Part 94.  The Contracting Officer may require submission of the records or review them on site.  On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the BARDA-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest.  The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that BARDA-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

ARTICLE H.29.   HUMAN MATERIALS

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.30.   REGISTRATION WITH THE SELECT AGENT PROGRAM FOR WORK INVOLVING THE POSSESSION, USE, AND/OR TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

Work involving select biological agents or toxins shall not be conducted under this contract until the Contractor and any affected subcontractor(s) are granted a certificate of registration or are authorized to work with the applicable select agents.

For prime or subcontract awards to domestic institutions who possess, use, and/or transfer Select Agents under this contract, the institution must complete registration with the Centers for Disease Control and Prevention (CDC), Department of Health and Human Services (DHHS) or the Animal and Plant Health Inspection Services (APHIS), U.S. Department of Agriculture (USDA), as applicable, before performing work involving Select Agents, in accordance with 42 CFR 73.  No Government funds can be used for work involving Select Agents, as defined in 42 CFR 73, if the final registration certificate is denied.

For prime or subcontract awards to foreign institutions who possess, use, and/or transfer Select Agents under this contract, the institution must provide information satisfactory to the Government that a process equivalent to that described in 42 CFR 73 (http://www.cdc.eov/od/sap/docs/42cfr73.pdf ) for U.S. institutions is in place and will be administered on behalf of all Select Agent work sponsored by these funds before using these funds for any work directly involving the Select Agents.  The Contractor must provide information addressing the following key elements appropriate for the foreign institution: safety, security, training, procedures for ensuring that only approved/appropriate individuals have access to the Select Agents, and any applicable laws, regulations and policies equivalent to 42 CFR 73.  The Government will assess the policies and procedures for comparability to the U.S. requirements described in 42 CFR Part 73.  When requested by the contracting officer, the Contractor shall provide key information delineating any laws, regulations, policies, and procedures applicable to the foreign institution for the safe and secure possession, use, and transfer of Select Agents.  This includes summaries of safety, security, and training plans, and applicable laws, regulations, and policies.  For the purpose of security risk assessments, the Contractor must provide the names of all individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals have access to Select Agents under the contract.

Listings of HHS select agents and toxins, biologic agents and toxins, and overlap agents or toxins as well as information about the registration process, can be obtained on the Select Agent Program Web site at http://www.cdc.gov/od/sap/.

PART II - PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

ARTICLE I.I.  FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at these addresses: http://www.arnet.gov

General Clauses for Cost-Reimbursement Research and Development

(1)           FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.203-13	Apr 2010	Contractor Code of Business Ethics and Conduct
52.203-14	Dec 2007	Display of Hotline Poster
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration
52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000) Audit and Records - Negotiation (Over $100,000)
52.215-2	Mar 2009
Order of Precedence - Uniform Contract Format Price Reduction for Defective Cost or Pricing Data Subcontractor Cost or Pricing Data (Over $500,000) Integrity of Unit Prices (Over $100,000) Pension Adjustments and Asset Reversions

52.215-8	Oct 1997	Order of Precedence – Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost of Pricing Data
52.215-12	Oct 1997	Subcontractor Cost or Pricing Date (Over $500,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.216-7	Dec 2002
Allowable Cost and Payment (Note: the following language is included in this clause - “(3) The designated payment office will make interim payments for contract financing on the 30th day after the designated billing office receives a proper payment request...”

52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $500,000)
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $500,000)
52.222-19	Aug 2009	Child Labor - Cooperation with Authorities and Remedies
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans
52.222-50	Feb 2009	Combating Trafficking in Persons
52.222-54	Jan 2009	Employment Eligibility Verification
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.224-1	April 1984	Privacy Act Notification
52.224-2	April 1984	Privacy Act
52.225-1	Feb 2009	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000)
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor
52.227-14	Dec 2007	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Oct 2008	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2008	Prompt Payment
52.232-33	Oct 2003	Payment by Electronic Funds Transfer-Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (June 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $500,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.242-15	Apr 1989	Stop Work Order. Alt I (Aug 1984)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	June 2007	Subcontracts
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.244-6	Apr 2010	Subcontracts for Commercial Items
52.245-1	June 2007	Government Property
52.245-9	Jun 2007	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52-249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

(2)           DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2001)
352.216-72	Jan 2006	Additional Cost Principles
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.232-9	Jan 2006	Withholding of Contract Payments
352.233-70	Jan 2006	Litigation and Claims
352.242-71	Apr 1984	Final Decisions on Audit Findings
352.270-5	Jan 2006	Key Personnel
352.270-4	Jan. 2001	Pricing of adjustments.
352.270-6	Jan 2006	Publications and Publicity
352.270-9	Jan 2006	Care of Live Vertebrate Animals
352.270-10	Jan 2006	Anti-Lobbying
ARTICLE 1.2.  ADDITIONAL CONTRACT CLAUSES

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.

a.           FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

2.	FAR Clause 52.219-25, Small Disadvantaged Business Participation Program-- Disadvantaged Status and Reporting (April 2008).

3.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

b.           DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.223-70, Safety and Health (January 2006).

2.	HHSAR Clause 352.224-70, Confidentiality of Information (January 2006).

3.	HHSAR Clause 352.270-7, Paperwork Reduction Act (January 2006).

4.	HHSAR Clause 352.270-8 (b), Protection of Human Subjects (January 2006).

ARTICLE 1.3.  ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

a.           FAR Clause 52.219-28, Post-Award Small Business Program Representation (April 2009).

(a)           Definitions.  As used in this clause--

Long-term contract means a contract of more than five years in duration, including options.  However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.  Such a concern is “not dominant in its field of operation” when it does not exercise a controlling or major influence on a national basis in a kind of business activity in which a number of business concerns are primarily engaged.  In determining whether dominance exists, consideration shall be given to all appropriate factors, including volume of business, number of employees, financial resources, competitive status or position, ownership or control of materials, processes, patents, license agreements, facilities, sales territory, and nature of business activity.

(b)
If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall represent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1)           Within 30 days after execution of a novation agreement or within 30 days after modification  of the  contract  to  include  this  clause,  if the  novation agreement was executed prior to inclusion of this clause in the contract.

(2)           Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3)           For long-term contracts—

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the date specified in the contract for exercising any option thereafter.

(c)
The Contractor shall represent its size status in accordance with the size standard in effect at the time of this representation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract.  The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/contractmgopportiinities/officials/size/index.html.

(d)	The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e)
Except as provided in paragraph (g) of this clause, the Contractor shall make the representation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure that they reflect the Contractor’s current status.  The Contractor shall notify the contracting office in writing within the time frames specified in paragraph (b) of this clause that the data have been validated or updated, and provide the date of the validation or update.

(f)
If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g)
If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following representation and submit it to the contracting office, along with the contract number and the date on which the representation was completed:

The Contractor represents that it [ ] is, [ ] is not a small business concern under NAICS Code assigned to contract number.

[Contractor to sign and date and insert authorized signer’s name and title].

b.           FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a)           Definition.  As used in this clause –

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b)           Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted.  The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended

(45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs.  Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.  However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment.  If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov .

(c)           The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d)           In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B -- Compliance Evaluations, Complaint Investigations and Enforcement Procedures.  Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e)           The requirement to post the employee notice in paragraph (b) does not apply to –

(l)           Contractors and subcontractors that employ fewer than 15 persons;

(2)           Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3)           Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4)           Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that--

(i)           The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii)           Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5)           Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f)           The Department of Labor publishes the official employee notice in two variations; one for Contractors covered by the Railway Labor Act and a second for all other Contractors.  The Contractor shall--

(1)           Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 2021, or from any field office of the Department’s Office of Labor-Management  Standards or Office of Federal Contract Compliance Programs;

(2)           Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov ; or

(3)           Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g)           The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special  circumstances  in the  national  interest under  authority of 29  CFR 470.3(c).  For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold.  Pursuant to 29 CFR part 470, Subpart B--Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order.  If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.  (End of Clause)

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PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.           Statement of Work

Statement of Work, dated 5 May 2010.

2.           Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARD A Cost- Reimbursement Type Contracts,

Invoice/Financing Request Instructions and Contract Financial Reporting Instructions for BARDA Cost-Reimbursement Type Contracts, 5 pages.

3.           Financial Report of Individual Project/Contract, 1 page

4.           Instructions for Completing Financial Report of Individual Project/Contract, 3 pages

5.           Inclusion Enrollment Report

Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

6.           Research Patient Care Costs Research Patient Care Costs, 1 page.

7.           Report of Government Owned, Contractor Held Property

Report of Government Owned, Contractor Held Property, dated 12/2/09, 1 page.  Located at: http://rcb.cancer.gov/rcb-iuternet/lbrms/Govt-Owned-Prop.pdf (Not Attached)

8.           Small Business Subcontracting Plan

Small Business Subcontracting Plan, dated 5 May 2010.

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PART IV -  REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

The following documents are incorporated by reference in this contract:

1)	Annual Representations and Certifications completed at the Online Representations Applications (ORCA) website.

2)	Representations & Certifications dated 5 May 2010.

3)	Human Subjects Assurance Identification Number FSW00007296, Type F

4)	Animal Welfare Assurance Number A3034-01

-  -

ATTACHMENT 1 - Statement of Work, dated 5 May 2010.

1 of 14 Pages.

3.0	STATEMENT OF WORK BROAD AGENCY ANNOUNCEMENT (BAA)

BARDA 09-34

Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear Medical Countermeasures Statement of Work

Development of a Large-Scale Manufacturing Process for BioThrax Preamble

(TG2) Independently and not as an agent of the Government, the Contractor shall be required to furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work (SOW) submitted in response to Broad Agency Announcement (BAA) BARDA 09-34.

The Government reserves the right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as need may arise.  Because of the nature of the (R&D) contract and complexities inherent in this and prior programs, at designated milestones the government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.  In any event the Government reserves the right to change product, process, schedule, or event to add or delete part or all of these elements as the need arises.

1.0 SCOPE

The scope of work for this contract includes development activities that fall into the following areas: process and assay development, qualification and validation, manufacturing, clinical, animal study, and all other BLA-enabling activities.

2.0 OBJECTIVE

The objective of this SOW is to license Building  55 on Emergent BioDefense

Operations  Lansing Inc.’s campus for large-scale manufacturing of BioThrax.

3.0 TECHNICAL APPROACH

This section identifies representative tasks and sub-tasks for achieving the objective.  We organize tasks and subtasks by year, Figure 27.

SOW Task #	WBS#	Base Years	Opt. Yr1	Opt. Yr2	Opt. Yr3
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Figure 27.  We organized the representative tasks and sub-tasks of the SOW by the years in which they will occur.
3.1           (WBS [**]) Development Approach:

3.1.1           (WBS [**]) Non-Clinical Research and Development

Non-clinical activities delineated in the Integrated Product Development Plan include:

3.1.1.1                      (WBS [**]

Evaluate [**]

3.1.1.2                      (WBS [**]

Evaluate [**].

3.1.1.3                      (WBS [**]

Evaluate [**].

Additional non-clinical activities required for licensure of BioThrax in Building 55 may be identified in the course of development.

Studies evaluating the safety, comparability, immunogenicity, toxicity, efficacy, formulation, dose, route and schedule of BioThrax using both in vitro and animal models following Good Laboratory Practice guidelines (GLP: as defined in the U.S. Code of Federal Regulations 21 CFR Part §58) may need to be conducted as and when appropriate to achieve the contract objective.

3.1.2           (WBS [**]) Development

Activities delineated in the Integrated Product Development Plan include:

3.1.2.1                      (WBS [**]) Process Development and Validation

3.1.2.2                      (WBS [**]) Assay Development and Validation

3.1.2.2.1                      (WBS [**]

–	[**]

3.1.2.2.2                      (WBS [**]

–	[**]

3.1.2.2.3                      [**]

3.1.2.2.4                                (WBS [**]

3.1.2.2.5                                           [**]
3.1.2.3.1                                (WBS [**]

–	[**]

3.1.2.3.2                      (WBS  [**]

–	[**]

3.1.2.3.3                      (WBS [**]

–	[**]
3.1.2.3.4      (WBS [**]

–	[**]

3.1.2.4 (WBS [**]

3.1.2.4.1 (WBS [**]

–	[**]

3.1.2.4.2                      (WBS [**]

–	[**]

3.1.2.4.3                      (WBS [**]

–	[**]

Additional process development, formulation and manufacturing development studies may be identified in the course of development to meet the requirements for FDA licensure of BioThrax in Building 55.

3.1.3           (WBS [**]) Clinical Development

Activities include:

3.1.3.1                      (WBS [**]

In accordance with all Federal regulations and GCP guidelines as required for BioThrax licensure in Building 55.  [**]

[**]

Additional requirements [**] may be identified in the course of development to meet the requirements for FDA licensure of BioThrax in Building 55.

3.1.4           (WBS [**]) Regulatory Affairs Management

Activities delineated in the Integrated Product Development Plan include:

[**]

An EVM System shall be implemented within days of contract award to meet the requirements of a Tier 2 EVM implementation as outlined in the BARDA Tier 2 EVM System Implementation Intent Guide.

For the purposes of this contract, EBOL shall use EVMS in the management of this contract to meet the Seven Principles of Earned Value Management as follows:

a)           Plan all work scope for the program to completion.

b)           Break down the program work scope into finite pieces that can be as signed to a responsible person or organization for control of technical, schedule, and cost objectives.

c)           Integrate program work scope, schedule, and cost objectives into a performance measurement  baseline  plan against which accomplishments may be measured.  Control Changes to the base line.

d)           Use actual cost incurred and re corded in accomplishing the work per formed.

e)           Objectively assess accomplishments at the work performance level.

f)           Analyze significant variances from the plan, forecast impacts, and prepare an estimate at completion based on performance to date and work to be performed..

g)           Use earned value information in the company’s management processes specific to this contract.

EVMS shall be applied to CLIN [**] as part of the Integrated Master Project Plan, EBOL shall submit a written summary of the management procedures that it will establish, maintain and use to comply with EVMS requirements.

3.2.2           Integrated Product Development Plan (IPDP)

The IPDP shall contain the following elements:

a)           Activities and stages of product development that Emergent is proposing to per-form under contract funding in a project plan that indicates the base period and option period activities and includes all of the functional areas of development listed below.

b)           A detailed description of the experimental design, including the rationale for experimental approaches, and a description of alternative approaches to be employed if these methods do not achieve the defined goals.

c)           Distinct stages of the product development pathway that are gates for Go/No Go decisions for advancing to the next stage of the IPDP.

d)           The qualitative and quantitative criteria and accompanying data used to assess the scientific merit and technical feasibility of proceeding to the next stage of product development.

e)           Milestones and timelines for the initiation, conduct, and completion of product development activities for each stage with a budget (in direct costs) linked to each stage.

f)           A listing of key personnel (including proposed consultants) who possess the necessary education, training, and experience to successfully perform the work identified in the technical proposal and their resumes.

g)           A staffing plan that indicates personnel (in house and contracted) resources and the percentage of time to be dedicated to perform the work.

h)           A clear and comprehensive regulatory master plan that focuses on the crucial pathway integrating all products, risk evaluation and mitigation at all development stages, non-clinical and clinical testing, manufacturing activities using the most current and available information, and documented and time-relevant FDA consultation.

i)           Establishment and filing of regulatory submissions to the relevant FDA center.

j)           A plan for additional studies to support future filing for FDA-approval/ clearance.

k)           Summary of any prior communication with the FDA relevant to the product development; summary of audits and inspections.

l)           Tentative schedule of regulatory milestones.

m)           Potential Plan for consideration of an Emergency Use Authorization (EUA) of a medical product.

n)           A work breakdown structure (WBS) that is discernable and consistent.  It may include data at the cost account level or at the work package level or at a lower level if there is significant complexity and risk associated with the task.

o)           An approach for tracking milestones, costs, risks, subcontractor effort (if applicable), deliverables and proposed internal procedures for assuring timely responses to the Government’s needs on any resulting contract.

p)           An approach for performance measurement that shall include establishing an initial plan; defining measurable parameters; defining how these parameters relate to cost and schedule impacts; their approach in providing a detailed schedule that generates a critical path for the project; and a description of the cost-accounting system used or intended to be used based on budget estimates to monitor all costs related to the contract award for both prime- and sub-contractors on a real time basis.

q)           A table matrix capturing all program activities that will generate data and the documents that will be generated from each activity.

3.2.1.1                      Updated IPDP

Within fourteen (14) days of the effective date of the BAA award and prior to the contract kickoff meeting, which will occur within thirty (30) days of the effective date of the BAA award, EBOL shall submit an updated draft IPDP which shall be approved by the Project Officer and the Contracting Officer prior to initiation of any activities related to their implementation.  The final IPDP is due within ten (10) days of the contract kickoff meeting.  During the course of contract performance, in response to a need to change the IPDP,

Emergent shall submit a Deviation Report.  This report shall request a change in the agreed-upon Plan and timelines.  This report shall include:

a)           Discussion of the justification/ rationale for the proposed change.

b)           Options for addressing the needed changes from the approved timelines, including a cost-benefit analysis of each option.

c)           Recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development pro gram, timelines, and budget.

d)           Emergent shall carry out activities within the contract SOW only as requested and approved by the Contracting Officer, and may not conduct work on the contract without prior approval from the Contracting Officer, including initiating work that deviates from the agreed-upon IPDP.

3.2.2           Target Product Profile (TPP):

a)           The intended use or indication of the proposed medical countermeasure.

b)           The intended product profile (strength, quality, purity and identity) noting the performance specifications and features of the medical countermeasure that provide benefit.

c)           A description of the medical counter measure as it is currently configured.

d)           A description of the manufacturing process including expected formulation (configuration) of the final product.

e)           A description and developmental status of the assays for product release which provide characterization, strength, identity, and purity, as well as any needed assays for product activity and efficacy.

f)           Discussions with appropriate FDA reviewers that is relevant to development activities for the proposed medical countermeasure, including plans for generating data to support an  Investigational New

Drug (IND) or Biologies License Application (BLA): summary of any prior, time-relevant communication with FDA relevant to the product development for the indication noted; summary of audits and inspections relative to the current development or proposed manufacturing (including at key sub-contractors) of the intended product.

3.2.3           Contractor Provided Facilities, Infrastructure, and Other Resources

This includes but is not limited to:

a)           Current facility design including quality control labs for testing and release, laboratory areas  supporting formulation and assay development, manufacturing process flow, and animal studies.

b)           Major equipment and layout (preliminary  piping/  instrumentation drawing).

c)           Validation master plan for key equipment, analytical methods and manufacturing process.

3.2.4           Security Plan

This includes but is not limited to:

a)           Security administration, as an element of the security program that address threat and risk assessments and related policies and procedures for personnel security, physical security,  information security, information technology.

b)           Security management, as an element of the security program that de scribe each element of security: physical, operations, personnel, information, information technology, transportation; and related  training, auditing, and reporting requirements.

3.2.5           (WBS [**]

[**]

Contract Period	MSTN #	Milestones	Deliverables Summary (Details as specified in the Deliverable section)	Quantity	Date
Base	01	[**]	[**]	1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy -Contracting Officer (CO) 1 Hard Copy - CO	[**]
	02	[**]	[**]	see above	[**]
Base	03	[**]	[**]	see above	[**]
	04	[**]	[**]	see above	[**]
	05	[**]	[**]	see above	[**]
	06	[**]	[**]	see above	[**]
	07	[**]	[**]	see above	[**]
	08	[**]	[**]	see above	[**]
Option Year 1	09	[**]	[**]	see above	[**]
	10	[**]	[**]	see above	[**]
Option Year 2	11	[**]	[**]	see above	[**]
	12	[**]	[**]	see above	[**]
	13	[**]	[**]	see above	[**]
	14	[**]	[**]	see above	[**]
Option Year 3	15	[**]	[**]	see above	[**]
	16	[**]	[**]	see above	[**]
	17	[**]	[**]	see above	[**]
	18	[**]	[**]	see above	[**]

	MSTN #	Milestones	Deliverables Summary (Details as specified in the Deliverable section)	Quantity	Date
[**] Option	01	[**]	[**]	1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy -Contracting Officer (CO) 1 Hard Copy - CO	[**]
	02	[**]	[**]	see above	[**]
	03	[**]	[**]	see above	[**]

CDRL#	Deliverable	Deliverable Description	Quantity	Due Date
01	Kickoff Meeting/Status Update Meetings	The contractor shall complete a Kickoff meeting after contract award and shall hold recurring Program Review Meetings.	N/A
Within a month of contract award, but after submission of a draft PDP, for Kick Off meeting (Final IPDP revision to be submitted per Deliverable #9).  Program Review Meetings shall occur semi-annually or as negotiated by all Parties during contract period of Performance.

02	Biweekly Teleconference
The Contractor shall participate in biweekly teleconferences with BARDA to discuss the performance of the contract.  The Contractor shall record, maintain and provide draft meeting minutes to the Project Officer for approval within three (3) days after teleconference.  The Project Officer will approve the draft version within two (2) business days after receipt.  The Contractor shall distribute the final approved version duly marked as final within 3 business days after receipt of BARDA approval.
		1 Electronic Copy Project Officer (PO) 1 Electronic Copy -Contracting Officer (CO)		Biweekly or as negotiated by all parties
03	Monthly & Annual Technical Progress Report
The Monthly and Annual Technical Progress report shall address each of the below items and be cross-referenced to the WBS in the Gantt chart and IPDP.
1.  An Executive Summary in MS PowerPoint format, highlighting the progress, issues, and relevant activities in manufacturing, non-clinical, clinical, and regulatory.  The Executive Summary should be limited to a few slides and also highlight only critical issues for that reporting period and resolution approach
2.  Progress in meeting contract milestones - broken out by subtasks within each milestone, overall project assessment, problems encountered and recommended solutions.  The reports shall detail the planned progress and actual progress during the period covered, explaining occurrences of any differences between the two, and the corrective steps and actions are planned, if behind schedule.
3.  The reports shall also include a three month rolling forecast of key planned activities, referencing the WBS/IPDP.
4.  A tracking log of progress on regulatory submissions with the FDA submission number, description of submission, date of submission, status of submission, and next steps
5.  Estimated and Actual Expenses a.  This report shall also contain a narrative statement as to whether there is any discrepancy at this time between the % of work completed and the cumulative costs incurred to date.  This section of the report shall also contain estimates for the Subcontractors’ expenses from the previous month if the Subcontractor did not submit a bill in the previous month.  These shall be listed for each subcontractor.  If the subcontractor(s) was not working or did not incur any costs in the previous month, then a statement to this effect should be included in this report for those respective subcontractors.
1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy — Contracting Officer (CO) 1 Hard Copy - CO
Monthly Reports shall be submitted on the 15th day of each month for the previous calender month with an Annual Report submitted on the 15th day of the final month of each contract year for the previous twelve calender months.  Monthly progress reports are not required for the periods when the Annual Report(s) and Final Report is due.

04	Technical Documents
The contractor shall provide complete technical documents for BARDA review and approval.  All documents shall be duly marked as either ‘Draft’ or ‘Final’.  These technical documents shall include, but shall not be limited to, the following: [**]

For Draft Documents: 1 Electronic Copy Project Officer (PO) 1 Electronic Copy -Contracting Officer (CO)
For Final Documents: 1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy — Contracting Officer (CO) 1 Hard Copy - CO

Draft documents shall be submitted to BARDA for review and comment.  BARDA will provide feedback within 5 business days.  Contractor shall submit all final technical documents within 5 calendar days of completion or as mutually agreed to during the program execution with the Project Officer.

05	Draft Final Contract Report	A draft Final Contract Report containing a summation of the work performed and the results obtained for the entire contract period of performance. The draft report shall be duly marked as ‘Draft’.	1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy -Contracting Officer (CO) 1 Hard Copy - CO	Due 90 days prior to the completion date of the contract.
06	Final Contract Report
The Final Contract Report incorporating the feedback received from BARDA and containing a summation of the work performed and the results obtained for the entire contract period of performance.  The final report shall be duly marked as ‘Final’.  The Contractor shall submit one (1) copy of a comprehensive final report to the Contracting Officer and two (2) copies (one electronically on a CD) to the Project Officer.  This final report shall detail, document and summarize the results of the entire contract work for the period covered.  This report shall be in sufficient detail to explain comprehensively the results achieved under all milestones.
			see above	Due on/before the completion of the contract
07	Milestone Reports
The Contractor shall provide a Milestone Report with final versions of key project documentation, after the completion of each Milestone unless otherwise agreed upon by the Project Officer and the Contracting Officer.  All documents related to Milestone deliverables shall be submitted to BARDA in draft form for review and comments prior to submittal in final form in the final Milestone Report.  All documents shall be duly marked as either ‘Draft’ or ‘Final’.  Milestone reports and monthly reports may be combined if agreed by the Project Officer and the Contracting Officer see above
Draft Milestone report shall be submitted within 15 calendar days after completion of Milestone.  3ARDA will provide comments on :he Draft Milestone Report within 5 business days after receipt.  Final Milestone Report shall be submitted within 15 calender days from receipt of BARDA comments.

08	Standard Operating Procedures	The contractor shall make internal and subcontractor Standard Operating Procedures (SOPs) available for review electronically.	N/A	Upon request from the project officer/contracting officer
09	IPDP
The Contractor shall be required to update the IPDP and include within the IPDP a table matrix capturing all program activities that will generate data and the documents that will be generated from each activity.  In response to a need to change the IPDP, the contractor shall provide a deviation report identifying the reason for the deviation and request for change in the agreed upon plan and timelines.
1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy -Contracting Officer (CO) 1 Hard Copy - CO
Within 10 business days after the contract kick off meeting and following any revisions to the IPDP that occur during the contract Period of Performance.  A deviation report shall be submitted as soon as the Contractor has sufficient data to support the need for a change from the approved IPDP.

10	FDA Correspondence and Mtgs Summaries	The contractor shall forward initial contractor and CBER-issued draft minutes and final minutes of any meeting with the FDA to BARDA. All documents shall be duly marked as either ‘Draft’ or ‘Final’.	see above	Within 5 business days of each meeting for contractor’s minutes and upon receipt of minutes from CBER
11	FDA Meetings
The contractor shall forward the dates and times of any meeting with the FDA to BARDA and make arrangements for appropriate BARDA staff to attend the FDA meetings.  BARDA staff shall include up to a maximum of four people (Project Officer, Contracting Officer, and up to 2 subject matter experts).
			N/A	As and when scheduled during the contract period of performance
12	FDA Submissions
The contractor shall provide BARDA the opportunity to review and comment upon all draft regulatory documents before submission to the FDA.  Contractor shall provide BARDA with an electronic copy of the final FDA submission.  All documents shall be duly marked as either ‘Draff or ‘Final’.
1 Electronic Copy Project Officer (PO) 1 Electronic Copy -Contracting Officer (CO)
BARDA shall provide comment within 10 business days after receipt.  BARDA reserves the right to request more than 10 business days for review of any regulatory submission that is of significant length.  The contractor shall inform BARDA of the anticipated submission length so BARDA can make a determination if more than 10 business days will be needed to complete its review of the document.
Final FDA submissions shall be submitted to BARDA concurrently or no later than 1 calendar day of its submission to CBER.

13	FDA Audits
The Contractor shall notify the Project Officer and Contracting Officer within 24 hours of all FDA’s arrival to conduct site visits/audits by any regulatory agency.  In the event of an FDA inspection which occurs as a result of this contract and for this product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Contractor shall provide the USG with an exact copy (non-redacted; of the FDA Form 483, and the Establishment Inspection Report (EIR).  The contractor shall provide the Project Officer and Contracting Officer copies of the plan for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines as identified in the audit report, status updates during the plans execution, and a copy of all final responses to the FDA.  The Contractor shall also provide redacted copies of any FDA audits received from subcontractors that occur as a result of this contract or for this product.  The contractor shall make arrangements for BARDA representative(s) to be present during the final debrief by the regulatory inspector.
			1 Electronic Copy Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy -Contracting Officer (CO) 1 Hard Copy - CO	Within 24 hours of receipt from Regulatory Agency or Subcontractor.
14	Contractor Audit/Site Visits
The contractor shall inform the Project Officer and Contracting Officer in advance of upcoming audits/site visits of subcontractors as part of the biweekly communications, including goals and agenda.  Upon completion of the audit/site visit the contractor shall provide a report capturing the findings, results and next steps in proceeding with the subcontractor.  If action is requested of the subcontractor, details concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA.  The Contractor shall provide responses from the subcontractors to address these concerns and plans for corrective action execution
			1 Electronic Copy Project Officer (PO) 1 Electronic Copy — Contracting Officer (CO)	Within 5 business days of report completion.
15	Publications	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted to BARDA for review prior to submission	see above	Within 30 calendar days for manuscripts and 15 calendar days for abstracts
16	Press Releases	The contractor agrees to accurately and factually represent the work conducted under this contract in all press releases	1 Electronic Copy -Contracting Officer (CO)
The contractor shall ensure that the Contracting Officer has received and approved an advanced copy of any press release to this contract not less than 4 business days prior to the issuance of the press release

17	Security Reporting	The contractor shall report to the government any activity or incident that is in violation of established security standards or indicates the loss or theft of government products	1 Electronic Copy Project Officer (PO) 1 Electronic Copy -Contracting Officer (CO)	within 24 hours after occurrence of activity or incident
18	Contract Performance report Format 1	A monthly Contract Performance Report Format at an agreed upon reporting level using the BARDA provided Work Breakdown Structure	see above	Due 20 days after the end of the Emergent Accounting Calendar
19	Format 5 Variance Analysis Report	A Format 5 Variance Analysis Report for each WBS reporting level that exceeds the agreed upon variance reporting threshold	see above	Due 20 days after the month-end of the Emergent accounting calendar
20	Program Integrated Master Schedule	A program Integrated Master Schedule with monthly status updates (e.g. % complete for program tasks)	see above	Initial IMS due 30 days after award. Monthly status updates are due 10 days after the month-end of the Emergent accounting calendar
21	Performance Measure Baseline
Provide EVM documentation to BARDA, providing proof of a Performance Measurement Baseline 90 days after contract award.  This submission EVM documentation shall include: a description of the work scope through control account Work Authorization Documents (WADs); Integrated Master Schedule (IMS) with the inclusion of agreed major milestones and control account plans (CAP) for all control accounts; baseline revision documentation and program logs (s) risk register.  BARDA will review documentation and provide written comments and questions to Contractor.  A follow-on meeting or telecom will be scheduled no later than 10 business days after receipt from BARDA
Electronic Copy of Project Officer (PO) 1 Hard Copy - PO 1 Electronic Copy -Contracting Officer (CO) 1 Hard Copy - CO
Due 90 days after contract award.  BARDA will provide comments to the draft no later than 20 business days.  Final Performance Measurement Baseline due to BARDA 10 business days following follow-on meeting or telecon.

ATTACHMENT 2

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

INSTRUCTIONS FOR BARDA COST-REIMBURSEMENT TYPE CONTRACTS

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request.  Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request.  DO NOT include a cover letter with the payment request.

Number of Copies:  Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency:  Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract.  Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period:  Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred:  If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year:  Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency:  All BARDA contracts are expressed in United States dollars.  When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred.  Currency fluctuations may not be a basis of gain or loss to the Contractor.  Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval:  Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number.  In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either.

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)
Completion Invoice:  The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later).  The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:  The Contractor shall furnish the information set forth in the instructions below.  The instructions are keyed to the entries on the Sample Invoice/Financing Request.

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)
Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:  Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.  Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4.  The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract.  When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)
Total Estimated Cost of Contract/Order:  Insert the total estimated cost of the contract, exclusive of fixed-fee.  If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee.  For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)
Two-Way/Three-Way Match:  Identify whether payment is to be made using a two-way or three-way match.  To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(l)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)
Amount Billed - Current Period:  Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)
Amount Billed - Cumulative:  Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

-           hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

-           hours or percentage of effort and cost by labor category from contract inception through the current billing period.  (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect cost.

(3)
Accountable Personal Property:  Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property).  Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested.  An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level.  Include reference to the following (as applicable):

-           item number for the specific piece of equipment listed in the Property Schedule, and

-           COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)
Travel: Include domestic and foreign travel.  Foreign travel is travel outside of Canada, the United States and its territories and possessions.  However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country.  Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)
Other: List all other direct costs in total unless exceeding $1,000 in amount.  If over $1,000, list cost elements and dollar amounts separately.  If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)
Certification of Salary Rate Limitation:  If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category:  Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs.  - Negotiated:  Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs.  - Actual:  Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current:  Enter amounts billed during the current period.  Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion:  Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Column G - Contract Amount:  Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under):  Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F.  This column need not be filled in when Column F is blank.  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications:  Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated:  An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G.  Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT
(a)Designated Billing Office Name and Address:
DHHS/OS/ASPR/BARDA
Attn: Contracting Officer
330 Independence Ave., S.W.
Room G644
Washington, D.C.  20201

(b)Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION 100 Main Street Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:
DUNS or DUNS+4:

(c)Invoice/Financing Request No.:
(d)Date Invoice Prepared:
(e)Contract No. and Order No. (if applicable):  ____________
(f)Effective Date:
(g)Total Estimated Cost of Contract/Order:
(h)Total Fixed-Fee (if applicable):
(i)Two-Way Match:
Three-Way Match:
(j)Office of Acquisitions:
(k)Central Point of Distribution:

(l) This invoice/financing request represents reimbursable costs for the period from __________ to
Expenditure Category* A	Cumulative Percentage of Effort/Hrs.		Amount Billed		Cost at Completion F	Contract Amount G	Variance H
	Negotiated B	Actual C	(m) Current D	(n) Cumulative E
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals
I certify that all payments are for appropriate purposes and in accordance with the contract.
(Name of Official) (Title) * Attach details as specified in the contract

ATTACHMENT 3

FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT Note: Complete this Form in Accordance with Accompanying Instructions.			Project Task:		Contract No.:		Date of Report:		0990-0134 0990-0131
			Reporting Period:		Contractor Name and Address:
Expenditure Category	Percentage of Effort/Hours		Cumulative Incurred Cost at End of Prior Period	Incurred Cost-Current Period	Cumulative Cost to Date (D + E)	Estimated Cost to Complete	Estimated Cost at Completion (F + G)	Negotiated Contract Amount	Variance (Over or Under) (I -H)
	Negotiated	Actual
A	B	C	D	E	F	G	H	1	J

ATTACHMENT 4

INSTRUCTIONS FOR COMPLETING “FINANCIAL REPORT OF INDIVIDUAL PROJECT/CONTRACT”

GENERAL INFORMATION

Purpose.  This Quarterly Financial Report is designed to: (1) provide a management tool for use by be BARDA in monitoring the application of financial and personnel resources to the BARDA contracts; (2) provide contractors with financial and personnel management data which is usable in their management processes; (3) promptly indicate potential areas of contract underruns or overruns by making possible comparisons of actual performance and projections with prior estimates on individual elements of cost and personnel; and (4) obtain contractor’s analyses of cause and effect of significant variations between actual and prior estimates of financial and personnel performance.

REPORTING REQUIREMENTS

Scope.  The specific cost and personnel elements to be reported shall be established by mutual agreement prior to award.  The Government may require the contractor to provide detailed documentation to support any element(s) on one or more financial reports.

Number of Copies and Mailing Address.  An original and two (2) copies of the report(s) shall be sent to the contracting officer at the address shown on the face page of the contract, no later than 30 working days after the end of the period reported.  However, the contract may provide for one of the copies to be sent directly to the Contracting Officer’s Technical Representative.

REPORTING STATISTICS

A modification which extends the period of performance of an existing contract will not require reporting on a separate quarterly report, except where it is determined by the contracting officer that separate reporting is necessary.  Furthermore, when incrementally funded contracts are involved, each separate allotment is not considered a separate contract entity (only a funding action).  Therefore, the statistics under incrementally funded contracts should be reported cumulatively from the inception of the contract through completion.

Definitions and Instructions for Completing the Quarterly Report.  For the purpose of establishing expenditure categories in Column A, the following definitions and instructions will be utilized.  Each contract will specify the categories to be reported.

(1)           Key Personnel.  Include key personnel regardless of annual salary rates.  All such individuals should be listed by names and job titles on a separate line including those whose salary is not directly charged to the contract but whose effort is directly associated with the contract.  The listing must be kept up to date.

(2)           Personnel-Other.  List as one amount unless otherwise required by the contract.

(3)           Fringe Benefits.  Include allowances and services provided by the contractor to employees as compensation in addition to regular salaries and wages.  If a fringe benefit rate(s) has been established, identify the base, rate, and amount billed for each category.  If a rate has not been established, the various fringe benefit costs may be required to be shown separately.  Fringe benefits which are included in the indirect cost rate should not be shown here.

(4)           Accountable Personal Property.  Include nonexpendable personal property with an acquisition cost of $1,000 or more and with an expected useful life of two or more years, and sensitive items regardless of cost.  Form HHS 565, “Report of Accountable Property,” must accompany the contractor’s public voucher (SF 1034/SF 1035) or this report if not previously submitted.  See “Contractor’s Guide for Control of Government Property”.

(5)           Supplies.  Include the cost of supplies and material and equipment charged directly to the contract, but excludes the cost of nonexpendable equipment as defined in (4) above.

(6)           Inpatient Care.  Include costs associated with a subject while occupying a bed in a patient care setting.  It normally includes both routine and ancillary costs.

(7)           Outpatient Care.  Include costs associated with a subject while not occupying a bed.  It normally includes ancillary costs only.

(8)           Travel.  Include all direct costs of travel, including transportation, subsistence and miscellaneous expenses.  Travel for staff and consultants shall be shown separately.  Identify foreign and domestic travel separately.  If required by the contract, the following information shall be submitted:  (i) Name of traveler and purpose of trip; (ii) Place of departure, destination and return, including time and dates; and (iii) Total cost of trip.

(9)           Consultant Fee.  Include fees paid to consultant(s).  Identify each consultant with effort expended, billing rate, and amount billed.

(10)           Premium Pay.  Include the amount of salaries and wages over and above the basic rate of pay.

(11)           Subcontracts.  List each subcontract by name and amount billed.

(12)           Other Costs.  Include any expenditure categories for which the Government does not require individual line item reporting.  It may include some of the above categories.

(13)           Overhead/Indirect Costs.  Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(14)           General and Administrative Expense.  Cite the rate and the base.  In the case of nonprofit organizations, this item will usually be included in the indirect cost.

(15)           Fee.  Cite the fee earned, if any.

(16)           Total Costs to the Government.

PREPARATION INSTRUCTIONS

These instructions are keyed to the Columns on the Quarterly Report.

Column A-Expenditure Category.  Enter the expenditure categories required by the contract.

Column B-Percentage of Effort/Hours Negotiated.  Enter the percentage of effort or number of hours agreed to during contract negotiations for each labor category listed in Column A.

Column C-Percentage of Effort/Hours-Actual.  Enter the cumulative percentage of effort or number of hours worked by each employee or group of employees listed in Column A.

Column D-Cumulative Incurred Cost at End of Prior Period.  Enter the cumulative incurred costs up to the end of the prior reporting period.  This column will be blank at the time of the submission of the initial report.

Column E-lncurred Cost-Current Period.  Enter the costs which were incurred during the current period.  Column F-Cumulative Incurred Cost to Date.  Enter the combined total of Columns D and E.

Column G-Estimated Cost to Complete.  Make entries only when the contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Column H--Estimated Costs at Completion.  Complete only if an entry is made in Column G.

Column I-Negotiated Contract Amount.  Enter in this column the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column J--Variance (Over or Under).  Complete only if an entry is made in Column H.  When entries have been made in Column H, this column should show the difference between the estimated costs at completion (Column H) and negotiated costs (Column I).  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column J by Column I, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications.  List any modification in the amount negotiated for an item since the preceding report in the appropriate cost category.

Expenditures Not Negotiated.  List any expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) in the appropriate cost category and complete all columns except for I.  Column J will of course show a 100 percent variance and will be explained along with those identified under J above.

Attachment 5

INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants
Study Title:
Total Enrollment:	Protocol Number:
Contract Number:
PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race
Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of All Subjects*
PART B. HISPANIC ENROLLMENT REPORT:	Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**
*These totals must agree **These totals must agree

US1DOCS 7749231v1

ATTACHMENT 6

Research Patient Care Costs

(1)           Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(2)           Research patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs.  The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine research patient care costs.  Research patient care rates or amounts shall be established by the Secretary of HHS or his/her duly authorized representative.

(3)           Prior to submitting an invoice for research patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for research patient care.

(4)           The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(5)           Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

ATTACHMENT 8 - Small Business Subcontracting Plan, dated 5 May 2010.

1 of 22 Pages.

DHHS SUBCONTRACTING PLAN REVIEW FORM

SB No: B09-005 MULTIPLE AWARD Yes No (if yes, identify subcontracting plans)
MOD No. (if applicable)	1. Solicitation/Contract No. BAA-BARDA-09-34	2. Title of Acquisition Development of a Large-Scale Manufacturing Process for Bio-Thrax
3. Contractor’s Name Emergent Biodefense Operations Lansing, Inc.	4. Period of Performance (base & options) 7/19/10 through 6/14/15	5. Total Contract Amount (including opinions) $ 106,864,347 Total MOD Amt (if applicable) $ [**] Base Year (if there are options) $ 54,586,376
6. Option #1 (if applicable) $[**]	Option #2 (if applicable $[**]	Option #3 (if applicable) $[**]	Option #4 (if applicable) $
7. Contracting Officer/Specialist Name, Bldg., Room, Phone, Fax, & Email: Ethan J. Mueller, 409 3rd Street, SW, Washington, D.C. 20204, Phone: 202-205-4657, e-mail: Ethan.Mueller@HHS.Gov.		8. Date Received by SBS for Review:
1. SUBCONTRACTING PLAN TYPE: (check one)	Individual: ✓	Master:	Commercial:

SUBCONTRACTING PLAN REQUIREMENTS		CO		SBS		SBA/PCR
2. Subcontracting Goal Data		A	U	A	U	A	U
a. Total Subcontracting Dollars [(bi-g), except when subcontracting baseline equals contract value) [**]		✓		✓
b. Total Subcontracting Dollars & Percentage with Small Businesses (incl. SDB, WOSB, HUBZone, SDVOSB) – [Percentage of 2.n.] $[**] and [**]%		✓		✓
c. Total Subcontracting Dollars & Percentage with Small Disadvantaged Businesses – [Percentage of 2.n.] $[**] and [**]%		✓			✓
d. Total Subcontracting Dollars & Percentage with Women-owned Small Businesses – [Percentage of 2.n.] $[**] and [**]%		✓		✓
e. Total Subcontracting Dollars & Percentage with HUBZone Small Businesses – [Percentage of 2.n.] $[**] and [**]%		✓			✓
f. Total Subcontracting Dollars & Percentage with Service-Disabled Veteran Small Businesses – [Percentage of 2.n.] $[**] and [**]%		✓			✓
g. Total Subcontracting Dollars & Percentage with “Other” than Small Businesses – [Percentage of 2.n.] $[**] and [**]%		✓		✓
h. Subcontracting Opportunities (description of all principal products/services to be subcontracted to all types of concerns)		✓		✓
i.j.k. Metholodlogy used to develop goals & identify sources (e.g. historical trends, information on technical and competitive bidding, formula for calculating goals, etc.)		✓		✓

Emergent BioDefense Operations Lansing – CONFIDIENTIAL – COMPETITION SENSITIVE
Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal.

OFFICE OF SMALL AND DISADVANTAGED BUSINESS UTILIZATION

SMALL BUSINESS SUBCONTRACTING PLAN

The following outline meets the minimum requirements of section 8(d) of the Small Business Act, as amended, and implemented by the Federal Acquisition Regulations (FAR) Subpart 19.7.  The U.S. Department of Health and Human Services (HHS), Office of Small and Disadvantaged Business Utilization (OSDBU) recommend offerors use the following format to submit proposed Individual Subcontracting Plan, including modifications.  It is not intended to replace any existing Corporate/Commercial Plan that is more extensive.  A subcontracting Plan is required.  If the estimated cost of the contract may exceed $550,000 (small businesses are excluded).  Questions should be forwarded to the Contracting Officer or Teneshia Alston, Senior Small Business Analyst (Teneshia.Alston@HHS.GOV).

HHS Operating Division (OPDIV): BARDA

SOLICITATION OR CONTRACT NUMBER:  BAA-BARDA-09-34

DATE OF PLAN:  May 5, 2010

CONTRACTOR:  Emergent Biodefense Operations Lansing Inc.

ADDRESS:  3500 N. Martin Luther King Jr. Blvd.

STATE/ZIP CODE:  Lansing, MI 48906

DUNN & BRADSTREET NUMBER:  [**]

ITEM/SERVICE (Description):  Development of a Large-Scale Manufacturing Process

for Bio.Thrax®

Emergent BioDefense Operations Lansing – CONFIDIENTIAL – COMPETITION SENSITIVE
Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal.

NEW/INITIAL CONTRACT

PERIOD OF CONTRACT PERFORMANCE (Month, Day & Year): 7/9/10 – 6/14/15

Base	$ 54,586,376	Performance Period/Quantity	2 years
Years 1 & 2
Option 1:	$ [**]	Performance Period/Quantity	1 year
Year 3
Option 2:	$ [**]	Performance Period/Quantity	1 year
Year 4
Option 3:	$ [**]	Performance Period/Quantity	1 year
Year 5
CLIN 006:	$ [**]	Performance Period/Quantity	1 year
Year 1
CLIN 0007	$ [**]	Performance Period/Quantity	1 year
Year 22
CLIN 0008:	$ [**]	Performance Period/Quantity	1 month
Year 3
	$ 106,864,347	Total Contract Cost

CONTRACT MODIFICATION (if applicable)

NEW PERIOD OF CONTRACT PERFORMANCE (Month, Day & Year):

Original/Base	$	Performance Period/Quantity
Modification	$	Performance Period/Quantity
Task Order	$	Performance Period/Quantity
	$	Modified Total Contract Cost

Failure to include the essential information of FAR Subpart 19.7 may cause for either a delay in acceptance or the rejection of a bid or offer when a subcontracting plan is required.  “SUBCONTRACT,” as used in this clause, means any agreement (other than one involving an employer-employee relationship( entered into by a Federal Government prime contractor or subcontractor requesting supplies or services required for performance of the contract or subcontract.

If assistance is needed to locate small business sources, contact the Small Business Specialist (SBS) supporting the OPDIV.  SBS contact information is located on the OSDBU website (http://www.hhs.gov/osdbu/staff.html) or you may contact the OSDBU headquarters at (202) 690-7300.

HHS current subcontracting goal is 39.9% for small business, including 8(a) Program Participants (hereafter referred to as SB), 5.00% for Small Disadvantaged Business, including Alaska Native Corporations (ANC) and Indian Tribes (hereafter referred to as SDB), 5.00% for women-owned business and economically disadvantges women-owned business (hereafter referred to as WOSB), 3.00% HubZone business (HUBZone) and 3.00% service disabled veteran-owned small business (SDVOSB) concerns for Fiscal Year (FY) 2008.  For this procurement, HHS expects all proposed subcontracting plans to contain at a minimum the aforementioned percentages.  These percentages shall be expressed as percentages of the total estimated subcontracting dollars.  Zero goal statement removed.

1.               Type of Plan (check one)

    X                   Individual plan (all elements developed specifically for this contract and applicable for the full term of this contract).

    X                   Master  plan (goals developed for this contract) all other elements standardized and approved by a lead agency Federal Official; must be renewed every three years end contractor must provide copy of lead agency approval.

    X                   Commercial products/service plan (goals are negotiated with the initial agency on a company-wide basis rather than for individual contracts) this plan applies to the entire production of commercial service or items or a portion thereof.  The contractor sells commercial products and services customarily used for non-government purposes.  The plan is effective during the offeror’s fiscal year (attach a copy).  The Summary Subcontracting Report (SSR) must include a breakout of subcontracting prorated for HHS and other Federal agencies).

2.           Goals

Below indicate the dollar and percentage goals for Small Business, Small Disadvantaged (SDB) including Alaska Native Corporations and Indian Tribes, Woman-owned and Economically Disadvantaged Women-Owned (WOSB), Historically Underutilized Business Zone (HUBZone), Service Disabled Veteran-owned (SDVOSB) small businesses and “Other than small business” (Other) as subcontractors.  Indicate the base year and each option year, as specified in FAR 19.704 or project annual subcontracting base and goals under commercial plans.  If any contract has more four options, please attach additional sheets which illustrate dollar amounts and percentages.

a.	Total estimated dollar value of ALL planned subcontracting, i.e., with ALL types of concerns under this contract is $[**] (Base Year 1).

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

b.	Total estimated dollar value and percent of planned subcontracting with SMALL BUSINESSES (including SDB, WOSB, HUBz and SDVOSB): (% of “a”)

$ [**] and [**]% (Base Year 1)

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

c.	Total estimated dollar value and percent of planned subcontracting with SMALL DISADVANTAGED BUSINESSES: (% of “a”) $[**] and [**]% (Base Year 1)

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

d.	Total estimated dollar value and percent of planned subcontracting with WOMAN-OWNED SMALL BUSINESSES: (% of “a”) $[**] and [**]% (Base Year 1)

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

e.	Total estimated dollar value and percent of planned subcontracting with HUBZone SMALL BUSINESSES: (% of “a”) $[**] and [**]% (Base Year 1)

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

f.	Total estimated dollar value and percent of planned subcontracting with SERVICE-DISABLED VETERAN-OWNED SMALL BUSINESSES: (% of “a”) $[**] and [**]% (Base Year 1)

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

g.
Total estimated dollar value and percent of planned subcontracting with “OTHER THAN SMALL BUSINESSES”.  (As defined by the Small Business Administration as “any entity t that is not classified as a small business.  This includes large businesses, state and local governments, non-profit organizations, public utilities, educational institutions and foreign-owned firms.)  (% of “a”) $[**] and    [**]%    (Base Year 1)

FY 11 Year 2 (Base)	FY 12 Year 3 (Option 1)	FY 13 Year 4 (Option 2)	FY 15 Year 5 (Option 3)
[**]	[**]	[**]	[**]

Note:	Federal prime contract percentage goals may serve as objectives for subcontracting goal development:

•	Total Small Business (SB) 19.00%
•	8(a) Program Participants 5.00%
•	Small Disadvantaged Business (SDB) 5.00%
•	Woman Owned Small Business (WOSB) 5.00%
•	Historically Underutilized Business Zone (HUBZone) 3.00%
•	Service Disabled Veteran Owned Small Business (SDVOSB) 3.00%

h.	Provide a description of ALL the products and/or services to be subcontracted under this contract, and indicate the size and type of business supplying them (check all that apply):

Products and/or Services		Other	Small Business	SDB	WOSB	Hubz	SDVOSB
1.	[**]	X	X		X
2.	[**]	X
3.	[**]	X
4.	[**]	X
5.	[**]		X
6.	[**]	X
7.	[**]		X
8.	[**]		X
9.	[**]	X
10.	[**]	X
11.	[**]	X
12.	[**]	X
13.	[**]	X
14.	[**]	X
15.	[**]		X
16.	[**]		X

i.
Provide a description of the method used to develop the subcontracting goals for SB, SDB, WOSB, HUBZone and SDVOSB concerns.  Address efforts made to ensure that maximum practicable subcontracting opportunities have been made available for those concerns and explain the method, used to identify potential sources for solicitation purposes.  Explain the method and state the quantitative basis (in dollars) used to establish the percentage goals.  Also, explain how the areas to be subcontracted to SB, WOSB, HUBZone and SDVOSB concerns were determined, how the capabilities of these concerns were considered contract opportunities and how such data comports with the cost proposal.  Identify any source lists or other resources used for the determination process.  (Attach additional sheets, if necessary.)

Emergent Biodefense Operations Lansing Inc (EBOL) solicited proposals from those sources with the qualifications required to execute the contract.  Those contractors that best met the business specifications, capability, performance expectations, cost competitiveness and other relevant criteria were considered for this effort.

Product/Service	Amount to be Subcontracted	Bus. Class
Consultants [**]
[**]	[**]	WOSB
[**]	[**]	WOSB
[**]	[**]	SB
[**]	[**]	WOSB
[**]	[**]	Other
[**]	[**]	Other
[**]	[**]	SB
[**]	[**]	Other
[**]	[**]	SB
[**]	[**]	SB
[**]	[**]	SB
Subcontractors
[**]	[**]	SB
[**]	[**]	Other
[**]	[**]	Other
[**]	[**]	SB
[**]	[**]	Other
[**]	[**]	Other
[**]	[**]	SB
[**]	[**]	SB
[**]	[**]	Other
[**]	[**]	Other
Professional Travel
[**]	[**]	Other
Other Direct Costs
[**]	[**]	Other
Materials and Supplies
[**]	[**]	Other
[**]	[**]	Other
[**]	[**]	SB
[**]	[**]	SB

The proposed .contract leads to FDA approval of large-scale manufacture of BioThrax, the only FDA approved anthrax vaccine.  Activities required to fulfill this contract include:

–	[**]

–	[**]

–	[**]

–	[**]

EBOL plans to utilize small business concerns to the maximum extent practical and regularly surveys the healthcare community to identify small businesses with the skills and experience to undertake research, trials, and vaccine-related manufacturing.  However, delivery under this-contract will require a niche skillset and due to the complexity and very specialized nature of the program there is a very small pool of qualified small businesses from which to make a selection.

As shown above, [**] subcontractors have been identified to fulfill the scope of this contract of which, [**] are small businesses.

The proposed subcontractors with the largest contributions to contract are [**].  After careful evaluation, these subcontractors were the only companies that could be identified to perform the activities required for the success of the project as outlined below:

[**]

We conducted an extensive search to identify qualified small businesses for each product/service to be subcontracted for this contract.  The results of the search are as described below:

As it relates to the anthrax vaccine efficacy testing, [**] is the only company in the world who routinely performs anthrax vaccine efficacy testing that conforms to federal regulations and guidelines.

For clinical studies, [**] were identified as prospective subcontractors.  After auditing the companies, it was determined that [**] did not have the capability to conduct the large clinical studies for this contract.  Emergent is using [**] for clinical trials for other products at earlier stages of development, where the trials are not as large.  However, for the proposed contract, [**] were selected to support the clinical trials.

Professional Travel

[**] – Emergent BioSolutions Inc. (EBSI) and its subsidiaries including Emergent Biodefense Operations Lansing Inc. (EBOL) use the same travel agency to ensure continuity of service and cost effectiveness.  EBSI is a global corporation withoffices in the United States, Europe and Asia.  The travel agency utilized must have the breadth to manage travel around the globe and across time zones while supplying the most economical travel.  We regularly evaluate alternatives to [**] and consider small businesses as they are identified.

Other Direct Costs

[**] – Clinical Trial Insurance

[**]

Materials and Supplies

[**]

[**] .companies [**] providing materials and supplies are small businesses.  EBOL will continue it’s efforts to seek small businesses to replace it’s large, business “suppliers that provide products equivalent to those currently being purchased to ensure adherence for federal and state quality assurance requirements for the development and manufacture of vaccines.

We-have identified small disadvantaged businesses to supply goods and services that fall within the category of indirect costs.  We utilize these businesses whenever possible and therefore plan to include general and administrative costs from purchase of goods and services from small businesses to help meet our small business subcontracting goals.  We fully support the government’s interests in supporting small business concerns and will remain diligent in its efforts to meet the governments overall subcontracting goals and ensure that the maximum practical subcontracting opportunities are made available to respective small business concerns during contract performance.

j.	Indirect costs [**] been included in the dollar and percentage subcontracting goals above (check one).

k.	If indirect costs have been included, explain the method used to determine the proportionare share of such costs to be allocated as subcontracts to SB, SDB, WOSB, HUBZone and SDVOSB concerns:

EBOL uses SB, SDB, WOSB, HUBZone and SDVOSB suppliers for office supplies, facility maintenance and other services that are included in its indirect costs.  The proportionate share of these costs allocated to this contract will be determined using the following formula:  [**].

3.           Program Administrator:

NAME:                           [**]

TITLE:                           Director, US Government Contracts

ADDRESS:                    300 Professional Drive, Suite 250

Gaithersburg, MD 20879

TELEPHONE:                           [**]

E-MAIL:                           [**]

Duties:  Does the individual named above have general overall responsibility for the company’s subcontracting program i.e., developing, preparing, and executing subcontracting plans and monitoring performance relative to the requirements of those subcontracting plans and perform the following duties?  (If NO is checked, please who in the company performs those duties, or indicate why the duties are not performed in your company on a separate sheet of paper and submit with the proposed subcontracting plan.)

a.
Developing and promoting company-wide policy initiatives that demonstrate the company’s support for awarding contacts and subcontracts to SB, SDB, WOSB, HUBZone and SDVOSB concerns; and for assuring that these concerns are included on the source lists for solicitations for products and services they are capable of providing;
		X	Yes	____	No
b.	Developing and maintaining bidder source lists of SB, SDB, WOSB, HUBZone and SDVOSB concerns from all possible sources;	X	Yes	____	No
c.	Ensuring periodic rotation of potential subcontractors on bidder’s lists;	X	Yes	____	No
d.	Assuring that SB, SDB, WOSB, HUBZone and SDVOSB businesses are included on the bidders’ list for every subcontract solicitation for products and services that they are capable of providing;	X	Yes	____	No
e.	Ensuring that Requests for Proposes (RFPs) are designed to permit the maximum practicable participating of SB, SDB, WOSB, HUBZone and SDVOSB concerns;	X	Yes	____	No
f.	Reviewing subcontract solicitations to remove statements, clauses, etc., which might tend to restrict or prohibit small, 8(a), SDB, WOSB, HUBZone and SDVOSB small business participation;	X	Yes	____	No
g.
Accessing various sources for the identification of SB, SDB, WOSB, HUBZone and SDVOSB concerns to include the Central Contractor Registration (http://www.ccr.gov/), local small business and minority associations, local chambers of commerce and Federal agencies’ Small Business Offices;
		X	Yes	____	No
h.	Establishing and maintaining contract and subcontract award records;	X	Yes	____	No
i.	Participating in Business Opportunity Workshops, Minority Business Enterprise Seminars, Trade Fairs, Procurement Conferences, etc.;	X	Yes	____	No
j.	Ensuring the SB, SDB, WOSB, HUBZone and SDVOSB concerns are made aware of subcontracting opportunities and assisting concerns in preparing responsive bids to the company;	X	Yes	____	No
k.	Conducting or arranging for the conduct or training for purchasing personnel regarding the intent and impact of Section 8(d) of the Small Business Act, as amended;	X	Yes	____	No
l.	Monitoring the company’s subcontracting program performance and making any adjustments necessary to achieve the subcontract plan goals;	X	Yes	____	No
m.	Preparing and submitting timely, required subcontract reports;	X	Yes	____	No
n.	Conducting or arranging training for purchasing personnel regarding the intent and impact of 8(d) of the Small Business Act on purchasing procedures;	X	Yes	____	No
o.	Coordinating the company’s activities during the conduct of compliance reviews by Federal agencies; and	X	Yes	____	No
p.           Other duties:

4.           Equitable Opportunity

Describe efforts the offeror will undertake to ensure that SB, SDB, WOSB, HUBZone and SDVOSB concerns will have an equitable opportunity to compete for subcontracts.  These efforts include, but are not limited to, the following activities:

a.           Outreach efforts to obtain sources:

1.
Contact minority and small business trade associations; 2) contact business development organizations and local chambers of commerce; 3) attend SB, SDB, WOSB, HUBZone and SDVOSB procurement conferences and trade fairs; 4) review sources from the Central Contractor Registration (http://www.ccr.gov/); 5) review sources from the Small Business Administration (SBA), Central Contractor Registration (CCR); 6) Consider using other sources such as the National Institutes of Health (NIH) e-Portals in Commerce, (e-PIC), (http://epic.od.nih.gov/).  The NIH e-PIC is not a mandatory source; however, it may be used at the offeror’s discretion; and 7) utilize newspaper and magazine ads to encourage new sources.

b.	Internal efforts to guide and encourage purchasing personnel:

1.	Conduct workshops, seminars and training programs;

2.	Establish, maintain, and utilize SB, SDB, WOSB, HUBZone and SDVOSB source lists, guides, and other data for soliciting subcontractors; and

3.	Monitor activities to evaluate compliance with the subcontracting plan.

Additional efforts:

5.           Flow Down Clause

The contractor agrees to include the provisions under FAR 52.219-8, “Utilization of Small Business Concerns,” in all acquisitions exceeding the simplified acquisition threshold that offers further subcontracting opportunities.  All subcontractors, except small business concerns, that receive subcontracts in excess of $550,000 ($1,000,000 by construction), must adopt and comply with a plan similar to the plan required by FAR 52.219-9, “Small Business Subcontracting Plan.”  Note:  In accordance with FAR 52.212-5(e) and 52.244-6(c) the contractor is not required to include flow down clause FAR 52.219-9 if it is subcontracting commercial items.

6.           Reporting and Cooperation

The contractor gives assurance of 1) cooperation in any studies or surveys that may be required; 2) submission of periodic reports which illustrate compliance with the subcontracting plan; 3) submission of its Individual Subcontracting Report (ISR) and Summary Subcontract Report (SSR); and 4) subcontractors submission of ISRs and SSRs.  ISRs and SSRs shall be submitted via the Electronic Subcontracting Reporting System (eSRS) website https://esrs.symplicity.com/index?_tab=signin&cck=1

Reporting Period	Report Due	Due Date
Oct 1 – Mar 31	ISR	4/30
Apr 1 – Sept 30	ISR	10/30
Oct 1 – Sept 30	SSR	10/30
Contract Completion	Year End SDB Report	30 days after completion

Please refer to FAR Part 19.7 for instruction concerning the submission of a Commercial Plan.  SSR is due on 10/30 each year for the previous fiscal year ending 9/30.

a.	Submit ISR (bi-annually) for the awarding Contracting Officer’s review and acceptance via the eSRS website.

b.
Currently, SSR (annually) must be submitted for the HHS eSRS Agency Coordinator review and acceptance via the eSRS website.  (Note:  Log onto the OSDBU website to view the HHS Agency Coordinator contact information (http://www.hhs.gov/osdbu/staff.html).

Note:  The Request for Proposal (RFP) will indicate whether a subcontracting plan is required.  Due to the nature and complexity of many HHS contracts, particularly the Centers for Medicare and Medicaid (CMS), the contracot may not be required to submit its subcontracting reports through the eSRS.  The Contracting Officer will confirm reporting requirements prior to the issuance of an award.  For more information, contact Teneshia Alston, Agency Coordinator – eSRS (Teneshia.Alston@HHS.GOV).

7.           Recordkeeping

FAR 19.704(a)(11) requires a list of the types of records your company will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan.  The following is a recitation of the types of records the contractor will maintain to demonstrate the procedures adopted to comply with the requirements and goals in the subcontracting plan.  These records will include, but not be limited to, the following:

a.	SB, SDB, WOSB, HUBZone and SDVOSB source lists, guides and other data identifying such vendors;

b.	Organizations contacted in an attempt to locate SB, SDB, WOSB, HUBZone and SDVOSB sources;

c.
On a contract-by-contract basis, records on all subcontract solicitations over $100,000 which indicate for each solicitation (1) whether SB, SDB, WOSB, HUBZone and/or SDVOSB concerns were solicited, if not, why not and the reasons solicited concerns did not receive subcontract awards;

d.	Records to support other outreach efforts, e.g., contacts with minority and small business trade associations, attendance at small and minority business procurement conferences and trade fairs;

e.
Records to support internal guidance and encouragement provided to buyers through (1) workshops, seminars, training programs, incentive awards; and (2) monitoring performance to evaluate compliance with the program and requirements; and

f.
On a contract-by-contract basis, record to support subcontract award data including the name, address, and business type and size of each subcontractor.  (This is not required on a contract-by-contract basis for commercial plans.)

g.	Other records to support your compliance with the subcontracting plan: (Please describe):

8.           Timely Payments to Subcontractors

FAR 19.702 requires your company to establish and use procedure to ensure the timely payment of amounts due pursuant to the terms of your subcontracts with small business concerns, 8(a), SDB, women-owned small business, HubZone and service disabled veteran-owned small business concerns.

Your company has established and used such procedures:                                                                                                 __X__ Yes                       No

9.           Description of Good Faith Effort

Maximum practicable utilization of small, 8(a), small disadvantaged, women-owned, HubZone small and service disabled veteran owned concerns as subcontractors in Government contracts is a matter of nation all interest with both social and economic benefits.  When a contractor fails to make a good faith effort to comply with a subcontracting plan, these objectives are not achieved, and 15 U.S.C. 637(d)(4)(F) directs that liquidated damages shall be paid by the contractor.  In order to demonstrate your compliance with a good faith effort to achieve the small, SDB WOSB, HubZone and SDVOSB small business subcontracting goals, outline the steps your company plans to take.  These steps will be negotiated with the contracting official prior to approval of the plan.

[**]

Emergent BioDefense Operations Lansing – CONFIDIENTIAL – COMPETITION SENSITIVE
Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal.

 SIGNATURE PAGE

Signatures Required:

This subcontracting plan was submitted by:

Signature:                      /s/ [**]

Typed Name:                                                                                                                                       [**]

Title:                      Director, US Government Contracts

Date:                      May 5, 2010

This plan was reviewed by:

Signature:                      /s/ Ethan J. Mueller

Typed Name:                                                                                                                                       Ethan J. Mueller

Title:                      Contracting Officer                                                                Date: 6/18/10

This plan was reviewed by:

Signature:                      /s/ Nydia Sagna

Typed Name:                                                                                                                                       Nydia Sagna

Title:                      HHS Small Business Specialist (SBS)                                                                Date: 6/18/2010

This plan was reviewed by:

Signature:                      *PCR reserve the right to review*

Typed Name:

Title:                      Small Business Administration Procurement Center Representative

Date:

Emergent BioDefense Operations Lansing – CONFIDIENTIAL – COMPETITION SENSITIVE
Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal.

Biomedical Advanced Research and Development Authority (BARDA)						RFP No. BAA-BARDA-09-34 March 1, 2010
Cost Proposal Revision 2
4.0 COST SUMMARY
CLIN 0001
CLIN 1
SUMMARY

		YEAR 1 (BASE YR)	YEAR 2 (OPTION YR)	YEAR 3 (OPTION YEAR)	YEAR 4 (OPTION YEAR)	YEAR 5 (OPTION YEAR)	TOTAL
TOTAL LABOR HOURS		[**]	[**]	[**]	[**]	[**]	[**]
DIRECT LABOR COST		[**]	[**]	[**]	[**]	[**]	[**]
FRINGE BENEFITS	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TOTAL DIRECT LABOR & FRINGE BENEFITS		[**]	[**]	[**]	[**]	[**]	[**]

DEVELOPMENT OVERHEAD	[**]	[**]	[**]	[**]	[**]	[**]	[**]

MATERIALS AND SUPPLIES		[**]	[**]	[**]	[**]	[**]	[**]
PROFESSIONAL TRAVEL		[**]	[**]	[**]	[**]	[**]	[**]
EQUIPMENT		[**]	[**]	[**]	[**]	[**]	[**]
CONSULTANTS		[**]	[**]	[**]	[**]	[**]	[**]
OTHER DIRECT COSTS		[**]	[**]	[**]	[**]	[**]	[**]
SUBCONTRACTS		[**]	[**]	[**]	[**]	[**]	[**]
TOTAL OTHER DIRECT COSTS		[**]	[**]	[**]	[**]	[**]	[**]

SUBTOTAL: OTHER DIRECT AND TOTAL LABOR		[**]	[**]	[**]	[**]	[**]	[**]
EXCLUSION FROM BASE FOR G&A		[**]	[**]	[**]	[**]	[**]	[**]
ADJUSTED BASE FOR G&A		[**]	[**]	[**]	[**]	[**]	[**]
G&A	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TOTAL PROPOSED COST EXCLUDING PROFIT		[**]	[**]	[**]	[**]	[**]	[**]
PROPOSED PROFIT	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TOTAL PROPOSED PRICE		[**]	[**]	[**]	[**]	[**]	[**]

Emergent BioDefense Operations Lansing – CONFIDIENTIAL – COMPETITION SENSITIVE
Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal.

CLIN 0002
CLIN 2
SUMMARY

		YEAR 1	YEAR 2	YEAR 3	YEAR 4	YEAR 5	TOTAL
TOTAL LABOR HOURS		[**]	[**]	[**]	[**]	[**]	[**]
DIRECT LABOR COST		[**]	[**]	[**]	[**]	[**]	[**]
FRINGE BENEFITS	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TOTAL DIRECT LABOR & FRINGE BENEFITS		[**]	[**]	[**]	[**]	[**]	[**]

DEVELOPMENT OVERHEAD	[**]	[**]	[**]	[**]	[**]	[**]	[**]

MATERIALS AND SUPPLIES		[**]	[**]	[**]	[**]	[**]	[**]
PROFESSIONAL TRAVEL		[**]	[**]	[**]	[**]	[**]	[**]
EQUIPMENT		[**]	[**]	[**]	[**]	[**]	[**]
CONSULTANTS		[**]	[**]	[**]	[**]	[**]	[**]
OTHER DIRECT COSTS		[**]	[**]	[**]	[**]	[**]	[**]
SUBCONTRACTS		[**]	[**]	[**]	[**]	[**]	[**]
TOTAL OTHER DIRECT COSTS		[**]	[**]	[**]	[**]	[**]	[**]

SUBTOTAL: OTHER DIRECT AND TOTAL LABOR		[**]	[**]	[**]	[**]	[**]	[**]
EXCLUSION FROM BASE FOR G&A		[**]	[**]	[**]	[**]	[**]	[**]
ADJUSTED BASE FOR G&A		[**]	[**]	[**]	[**]	[**]	[**]
G&A	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TOTAL PROPOSED COST EXCLUDING PROFIT		[**]	[**]	[**]	[**]	[**]	[**]
PROPOSED PROFIT	[**]	[**]	[**]	[**]	[**]	[**]	[**]
TOTAL PROPOSED PRICE		[**]	[**]	[**]	[**]	[**]	[**]

Emergent BioDefense Operations Lansing – CONFIDIENTIAL – COMPETITION SENSITIVE
Use or disclosure of the data contained on this sheet is subject to the restriction on the cover page of this proposal.